       As filed with the Securities and Exchange Commission on November 25, 1998
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                        PRE-EFFECTIVE AMENDMENT NO. ___                      [ ]

                        POST-EFFECTIVE AMENDMENT NO. 39                      [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                               AMENDMENT NO. 41                              [X]

                 _____________________________________________

                              BLACKROCK FUNDS(SM)


              (Exact Name of Registrant as Specified in Charter)

     Bellevue Corporate Center     Brian Kindelan, Esq.             copy to:
     400 Bellevue Parkway          BlackRock Advisors, Inc.         Gary S. Schpero, Esq.
     Suite 100                     1600 Market Street, 28th Floor   Simpson Thacher & Bartlett
     Wilmington, Delaware 19809    Philadelphia, PA  19103          425 Lexington Avenue
     (Address of Principal         (Name and Address of             New York, New York  10017
       Executive Offices)          Agent for Service)
     Registrant's Telephone Number
          (302) 792-2555

                 _____________________________________________


It is proposed that this filing will become effective (check appropriate box)
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on (date) pursuant to paragraph (a)(i)
     [ ] 75 days after filing pursuant to paragraph (a)(ii)
     [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity and Select Equity Portfolios, each dated January 28, 1998, are incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The prospectus for Service Shares of the Money Market Portfolio, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 11, 1998.

The prospectus for Investor A Shares of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 11, 1998.

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Micro-Cap Equity Portfolio, each dated January 28, 1998, as revised April 15, 1998, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497 under the Securities Act on April 15, 1998.

The prospectus for the BlackRock Shares of the Low Duration Bond, Core Bond and Intermediate Bond Portfolios, dated January 28, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios, each dated April 29, 1998, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497 under the Securities Act on May 14, 1998.

The prospectuses for the Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares of the High Yield Bond Portfolio, each dated October 21, 1998, are incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A on October 20, 1998.

The statement of additional information for the Service, Investor A, Investor B, Investor C, Institutional and, as applicable, BlackRock Shares of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income, GNMA, Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity and Micro-Cap Equity Portfolios, and the BlackRock Shares of the Low Duration Bond, Core Bond and Intermediate Bond Portfolios, dated April 29, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on April 29, 1998.

The statement of additional information for the Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares of the High Yield Bond Portfolio, dated October 21, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A on October 20, 1998.

                              BLACKROCK FUNDS(SM)
                           (INSTITUTIONAL SHARES OF
                        BLACKROCK STRATEGIC PORTFOLIO I
                                      AND
                       BLACKROCK STRATEGIC PORTFOLIO II)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                          PROSPECTUS CAPTION
--------------                                          ------------------


    PART A

1.  Cover page.......................................   Cover Page

2.  Synopsis.........................................   Summary of Expenses

3.  Condensed Financial Information..................   Financial Highlights

4.  General Description of Registrant................   Cover Page; Investment
                                                        Objective and Policies;
                                                        Eligible Investments;
                                                        Portfolio Techniques,
                                                        Instruments and Risks;
                                                        Organization

5.  Management of the Fund...........................   Management of the Fund

5A. Management's Discussion of Fund Performance......   Not Applicable

6.  Capital Stock and Other Securities...............   Cover Page; Dividends
                                                        and Distributions;
                                                        Taxes; Organization

7.  Purchase of Securities Being Offered.............   Purchases and
                                                        Redemptions; Dividends
                                                        and Distributions; Net
                                                        Asset Value

8.  Redemption or Repurchase.........................   Purchases and
                                                        Redemptions

9.  Pending Legal Proceedings.......................    Not Applicable

Item Number
Form N-1A,                                         Statement of Additional
Part B                                             Information Caption
------                                             -------------------

10                                                 Cover Page

11                                                 Table of Contents

12                                                 Miscellaneous

13(a),(b),(c)                                      Investment Objective and
                                                   Policies; Investment
                                                   Restrictions

13(d)                                              Portfolio Transactions

14(a)                                              Trustees And Officers

14(b)                                              Trustees and Officers

14(c)                                              Trustees And Officers

15(a)                                              Miscellaneous

15(b)                                              Miscellaneous

15(c)                                              Trustees And Officers

16                                                 Investment Advisory,
                                                   Administration, Distribution
                                                   and Servicing Arrangements

17(a)                                              Portfolio Transactions

17(b)                                              Not Applicable

17(c)                                              Portfolio Transactions

17(d)                                              Not Applicable

17(e)                                              Not Applicable

18(a)                                              Additional Information
                                                   Concerning Shares

18(b)                                              Not Applicable

19(a)                                              Purchase And Redemption
                                                   Information

Item Number
Form N-1A,                                         Statement of Additional
Part B                                             Information Caption
------                                             -------------------

19(b)                                              Valuation Of Portfolio
                                                   Securities

19(c)                                              Purchase And Redemption
                                                   Information

20                                                 Taxes

21(a)                                              Investment Advisory,
                                                   Administration, Distribution
                                                   And Servicing Arrangements

21(b)                                              Not Applicable

21(c)                                              Not Applicable

22(a)                                              Not Applicable

22(b)                                              Performance Information

23                                                 Financial Statements


Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                        BLACKROCK STRATEGIC PORTFOLIO I
                       BLACKROCK STRATEGIC PORTFOLIO II



                  INSTITUTIONAL INVESTMENT PORTFOLIOS OFFERED
                             BY BLACKROCK FUNDS(SM)



                                  PROSPECTUS
                               NOVEMBER 25, 1998

                        BLACKROCK STRATEGIC PORTFOLIO I
                       BLACKROCK STRATEGIC PORTFOLIO II

                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----

Summary of Expenses.................................................     2

Financial Highlights................................................     4

The Portfolios......................................................     7

Investment Objective and Policies...................................     7

Eligible Investments................................................     8

Portfolio Techniques, Instruments and Risks.........................     9

Management of the Fund..............................................    21

Purchases and Redemptions...........................................    24

Net Asset Value.....................................................    25

Dividends and Distributions.........................................    26

Taxes...............................................................    26

Organization........................................................    27

Performance.........................................................    28

Shareholder Inquiries...............................................    28

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                 Prospectus

                               November 25, 1998

                        BLACKROCK STRATEGIC PORTFOLIO I
                       BLACKROCK STRATEGIC PORTFOLIO II

     This Prospectus relates to BlackRock Strategic Portfolio I ("Portfolio I") and BlackRock Strategic Portfolio II ("Portfolio II") (collectively, the "Portfolios"), two separate investment portfolios offered by BlackRock Funds(SM) (the "Fund") to the separate account clients of BlackRock Financial Management, Inc. ("BlackRock"). Each Portfolio seeks to maximize total return through investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

     This Prospectus describes concisely the information about the Portfolios that you should consider before investing. Please read and keep it for future reference. More information about the Portfolios is contained in a Statement of Additional Information dated November 25, 1998 that has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as supplemented from time to time, can be obtained free upon request by calling 1-800-422-6538, and is incorporated by reference into this Prospectus. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION, OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                                                         November 25, 1998

                              SUMMARY OF EXPENSES

Below is a summary of the annual operating expenses (i) incurred by Portfolio I after fee waivers for the fiscal period ended September 30, 1998 and (ii) expected to be incurred by Portfolio II after fee waivers for the current fiscal year, as a percentage of average daily net assets. An example based on the summary is also shown.


                              BLACKROCK STRATEGIC   BLACKROCK STRATEGIC
                              PORTFOLIO I           PORTFOLIO II
                              --------------------  --------------------

ANNUAL PORTFOLIO OPERATING
 EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory fees
      (after fee waivers)(1)              .00%                  .00%
      Other operating expenses
      (after fee waivers)(1)              .26%                  .26%
                                          ---                   ---
   Administrative fees           .10%                  .10%
   Other expenses                .16%                  .16%
                                 ---                   ---

Total Portfolio operating
 expenses (after fee
 waivers)(1)                                  .26%                  .26%
                                              ===                   ===


(1) Without waivers, advisory fees would be .20% and administration fees would be .23% for each Portfolio. The Portfolios' investment adviser and administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to do so during the current fiscal year. "Other operating expenses" in the Table for Portfolio II are based on estimated amounts for the current fiscal year. Without waivers, "Other operating expenses" would be .40% and .40%, respectively, and "Total Portfolio operating expenses" would be .60% and .60%, respectively.

EXAMPLE

Based on the foregoing Table, an investor in the Portfolios would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                    ONE   THREE  FIVE    TEN
                                    YEAR  YEARS  YEARS  YEARS

BlackRock Strategic Portfolio I       $3     $8    $15    $33
BlackRock Strategic Portfolio II       3      8    N/A    N/A

The foregoing Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be imposed by BlackRock directly on its customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE PORTFOLIOS WILL BE CONTAINED IN THE PORTFOLIOS' FUTURE ANNUAL REPORTS TO SHAREHOLDERS, WHICH MAY BE OBTAINED WITHOUT CHARGE WHEN THEY BECOME AVAILABLE.

                             FINANCIAL HIGHLIGHTS


          The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. Additional information about the performance of Portfolio I is contained in that Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, Portfolio I offered one class of shares to institutional investors.

                        BLACKROCK STRATEGIC PORTFOLIO I



                                                                              10/6/97 (a)
                                                                                Through
                                                                            Sept. 30, 1998
                                                                            --------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of  period................................             $ 10.00

     Net investment income (b).......................................                0.51

Net realized and unrealized gain
(loss) on investments................................................                0.53

Net increase from investment operations..............................                1.04

Distributions from net investment income.............................               (0.58)

Distributions from net realized capital gains........................                   -

Total dividends and distributions....................................               (0.58)

Net asset value, end of period.......................................             $ 10.46

TOTAL RETURN (c).....................................................               10.84%
RATIOS TO AVERAGE NET ASSETS:

Expenses (b)(d)......................................................                0.26%

Net investment income (b)(d).........................................                5.39%

SUPPLEMENTAL DATA:

Average net assets (in thousands)....................................             $28,461

Portfolio turnover...................................................                 164%

Net assets, end of period (in thousands).............................             $31,654
===============================================================================================

(a)  Commencement of investment operations.

(b) The Adviser waived fees amounting to $56,922 for the period ended September 30, 1998. Net investment income would have been $0.48 on a per share basis for the period ended September 30, 1998 in the absence of fee waivers. The ratio of net operating expenses to average net assets would have been 0.60% for the period ended September 30, 1998 in the absence of fee waivers. The net investment income ratio would have been 5.05% for the period ended September 30, 1998 in the absence of fee waivers.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized.

     The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                                THE PORTFOLIOS

BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II are non-diversified portfolios within the BlackRock Fund group designed for the separate account clients of BlackRock Financial Management, Inc. ("BlackRock"), the Portfolios' investment adviser (the "Adviser").


                       INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio seeks to maximize total return through investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. Under normal market conditions, each Portfolio expects to invest a significant portion of its assets in securities denominated in foreign currencies or baskets of foreign currencies. U.S. dollar investments will be utilized primarily for hedging purposes, to conform to U.S. tax diversification regulations, or for temporary defensive purposes.

BlackRock Strategic Portfolio I will generally maintain a U.S. dollar-weighted average duration between 0 and 8 years and will invest in securities across the entire maturity spectrum. BlackRock Strategic Portfolio II will generally maintain a U.S. dollar-weighted average duration between 0 and 6 years and may invest in securities across the entire maturity spectrum, though it will tend to emphasize securities that on average have shorter durations than those utilized in BlackRock Strategic Portfolio I.

Under normal conditions, each Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar.

No assurance can be provided that a Portfolio will achieve its investment objective. A Portfolio's investment objective and the policies stated in this Prospectus may be changed by the Fund's Board of Trustees without shareholder approval. The Portfolios have, however, also adopted certain fundamental investment limitations that are set forth in the Statement of Additional Information and may be changed only with the approval of "a majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information).

                             ELIGIBLE INVESTMENTS

The Portfolios may invest in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities ("U.S. Government Obligations"); obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities; obligations of international agencies or supranational organizations; Brady bonds; bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances; corporate debt securities, including convertible securities and corporate commercial paper; preferred stock; structured notes and loan participations; repurchase agreements; mortgage-backed and asset-backed securities; and obligations issued or guaranteed by a state or local government. These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

The Portfolios may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolios may also engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts and swaps, and buying or selling foreign currency options, foreign currency futures, and options on foreign currency futures.

The debt securities and counterparties of each of the Portfolios will, at the time of investment, be rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated by those rating organizations, will be determined by the Adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolios' assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the Adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security's ratings are reduced by all rating services below the minimum rating that is permitted for a Portfolio, the Adviser will consider whether the Portfolio should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of the securities ratings mentioned above.

                  PORTFOLIO TECHNIQUES, INSTRUMENTS AND RISKS

A brief description of the portfolio techniques, instruments and risks applicable to the Portfolios is provided below. Further information is set forth in the Statement of Additional Information.

PORTFOLIO SECURITIES GENERALLY. Investment by the Portfolios in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay interest in foreign currencies, the value of a Portfolio will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions in foreign securities markets has increased in recent years, it remains appreciably below that of the U.S. securities markets. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in U.S. securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Portfolios intend to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in baskets of foreign currencies, such as the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities, preferred stock, Brady bonds and zero-coupon securities.

On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert or tie their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The value of fixed income securities held by the Portfolios can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary based upon the Adviser's assessments of economic and market conditions. As stated above, the Portfolios will seek to maintain a duration within broad, though specified, limits. A Portfolio's duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of a Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of a Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser's estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always be within the limits designated above.

Emerging market countries in which the Portfolios may invest are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolios of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging markets countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

NON-DIVERSIFIED STATUS. Each Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements each Portfolio will not invest in securities (except U.S. Government securities within the meaning of the Internal Revenue Code of 1986) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer (except U.S. Government securities as so defined).

CURRENCY HEDGING TRANSACTIONS. Under normal conditions, each Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar. For this purpose, assets that are subject to proxy hedging transactions as described below are considered to be assets that are not exposed to foreign currencies.

Each Portfolio may enter into spot and forward foreign currency exchange contracts and currency swaps, and may purchase and sell foreign currency futures contracts, options on foreign currency futures contracts and exchange traded and over-the-counter ("OTC") options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies or baskets of foreign currencies. A Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. Each Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

In addition, subject to the limitation on foreign currency exposure stated above, each Portfolio may enter into currency transactions to seek to increase total return when the Advisor believes the transactions are in furtherance of a Portfolio's investment objective. In connection with their currency transactions, the Portfolios will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association ("GNMA") are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

CORPORATE AND BANK OBLIGATIONS. The Portfolios may invest in debt obligations of domestic or foreign corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

MUNICIPAL OBLIGATIONS. When deemed advisable by the Adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). Municipal Obligations include general obligation securities that are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, and revenue securities that are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Municipal Obligations also include "moral obligation" bonds, which are normally issued by special purpose public authorities, and participation certificates in a lease, an installment purchase contract or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolios that are derived from income earned on Municipal Obligations will not be tax-exempt.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may purchase securities that are secured or backed by residential or commercial mortgages as well as other assets (e.g., automobile loans and credit card receivables). Issuers of these mortgage-related and asset-backed securities include both governmental and private issuers. Mortgage-related securities include, but are not limited to, guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes with different relative payment rights, and each with a specified fixed or floating interest rate and a final distribution date.

Non-mortgage asset-backed securities may present certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.
For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. In addition, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations normally may be prepaid by the issuer at any time because the underlying assets (i.e., loans) generally may be prepaid by the borrowers at any time. In periods of falling interest rates, the rate of prepayments tends to increase, and in periods of rising interest rates, prepayments tend to slow. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely, and a change in the rate of expected prepayments may result in a loss to a Portfolio on its investment.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland")(or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

LOAN PARTICIPATIONS AND OTHER STRUCTURED SECURITIES. The Portfolios may purchase participation interests in debt securities from foreign and domestic financial institutions. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolios intend only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by a Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

The Portfolios also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

In addition, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). The Portfolios also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

Many of the instruments described above represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of securities. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation a Portfolio can realize on its investment, could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entities the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In order to protect against currency rate fluctuations, the Portfolios also may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. Each Portfolio may write (i.e. sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Portfolios from registration as a "commodity pool operator." Consistent with those regulations, the value of a Portfolio's contracts may equal or exceed 100% of its total assets; however, a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

CONVERTIBLE SECURITIES AND PREFERRED STOCK. The Portfolios may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolios may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as a Portfolio's investments in other fixed income securities. The Portfolios ordinarily will sell units of common stock received upon conversion. The Portfolios may also purchase non-convertible preferred stock when deemed to be in furtherance of a Portfolio's investment objective.

SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase such securities at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate cash, U.S. Government or other appropriate liquid assets having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will segregate with its custodian cash, U.S. Government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments may exceed 25% of the value of its total assets.

SHORT SALES. The Portfolios may make short sales of securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. During the period of a short sale, a Portfolio will segregate on a daily basis cash, U.S. Government securities or other permissible liquid assets at such a level that (a) the segregated amount will equal the current value of the security sold short and (b) the segregated amount will not be less than the market value of the security at the time it was sold short.

PORTFOLIO TURNOVER RATES. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients' portfolios to the Portfolios when it believes that the securities in which the Portfolios invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolios may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolios. As of the date of this Prospectus, under normal market conditions the annual portfolio turnover rate of each Portfolio is not expected to exceed 400%.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The business and affairs of the Fund are managed under the direction of its Board of Trustees. The following individuals serve as trustees of the Fund:

          William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Global Wireless.

          Raymond J. Clark--Treasurer of Princeton University.

          Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

          Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center at The Wharton School, University of Pennsylvania.

          David R. Wilmerding, Jr.--Chairman of Gee, Wilmerding & Associates,
          Inc.


ADVISER. The Portfolios' investment adviser is BlackRock Financial Management, Inc. The Adviser's principal business address is 345 Park Avenue, New York, New York 10154. Since 1995, BlackRock has been a majority-owned indirect subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale decisions regarding the investments made by the Portfolios. BlackRock also provides research and credit analysis as well as certain other services. Investment decisions are made by BlackRock's Investment Strategy Committee and no one person is primarily responsible for making recommendations to that committee. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolios, the Adviser is entitled to a fee, computed daily for each Portfolio and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from a Portfolio.

Like other mutual funds and financial and business organizations worldwide, the Portfolios could be adversely affected if computer systems on which the Fund relies are unable to distinguish between the year 1900 and the year 2000 (typically, this is called the "Year 2000 Problem"). The Year 2000 Problem could have a negative impact on handling securities trades, pricing and account services and could otherwise have a material adverse effect on the Portfolios' business, operations and/or investments. BlackRock has commenced review of the Year 2000 Problem as it may affect the Portfolios, both directly and through the systems of the Fund's other service providers, and is taking steps reasonably designed to address any Year 2000 Problems. In light of these remedial steps, BlackRock expects that its systems and the systems of the Fund's other service providers will be adapted to deal with the Year 2000 Problem before the beginning of the year 2000. There can be no assurance, however, that the systems of BlackRock or the Fund's other service providers will be successfully adapted to deal with the Year 2000 Problem, or that interaction with other third-party computer systems which are not prepared for the Year 2000 Problem will not impair their services at that time, or that the Year 2000 Problem will not have an adverse effect on companies whose securities are held by the Portfolios or on global markets or economies generally.

ADMINISTRATORS. BlackRock Advisors, Inc. ("BAI") and PFPC Inc. ("PFPC")(the "Administrators") serve as the Portfolios' co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of PNC Bank Corp.

The Administrators generally assist the Portfolios in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolios. As compensation for these services, BAI and PFPC are entitled to receive a combined administration fee, computed daily and payable monthly, at the annual rate of .23% of the first $500 million of each Portfolio's average daily net assets, .21% of the next $500 million of each Portfolio's average daily net assets and .19% of the average daily net assets of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN. PNC Bank, whose principal offices are located at 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolios' custodian and PFPC, whose principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as their transfer agent and dividend disbursing agent.

EXPENSES. Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by the Adviser or the Portfolios' service providers under their agreements for the Portfolios. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

The expense ratios of the Portfolios can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

                           PURCHASES AND REDEMPTIONS

DISTRIBUTOR. BlackRock Distributors, Inc. ("BDI") serves as distributor of the Portfolios' shares (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

PURCHASE OF SHARES. Shares of the Portfolios are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE")is open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolios' custodian. Payment may also, in the discretion of the Portfolios, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information.

The Portfolios may in their discretion reject any order for shares.

REDEMPTION OF SHARES. Redemption orders for shares may be placed by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Portfolios, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolios and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolios' custodian is open for business. The Portfolios reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Portfolios.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Portfolios may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Portfolios' responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.


                                NET ASSET VALUE

The net asset value for each Portfolio is determined as of 4:00 p.m. (Eastern
Time) by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the number of total outstanding shares of that Portfolio.

Each Portfolio will compute its net asset value once daily on days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase or redeem have been received. Notwithstanding whether any orders to purchase or redeem have been received or whether the New York Stock Exchange is open for business, the net asset value will be calculated on the last day of each month.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends for each Portfolio will be declared daily on shares held of record at 3:00 p.m. (Eastern Time). Over the course of a year, substantially all of a Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid not later than ten days after the end of each month. Net realized capital gains, if any, will be distributed by each Portfolio at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same Portfolio, unless cash payment is requested.

                                     TAXES

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

Distributions paid out of a Portfolio's "net capital gain" (i.e., the excess of
                                                            ----
its net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

An investor considering buying shares on or just before the record date for a distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.


                                 ORGANIZATION

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM). The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 40 investment portfolios, some of which offer multiple classes of shares to investors. This prospectus relates only to the two Portfolios described herein, each of which offers a single class of shares -- Institutional Shares.

Each share of a Portfolio has a par value of $.001, represents a pro rata interest in that Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On November 13, 1998, PNC Bank held of record approximately 72% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.


                                  PERFORMANCE

Performance information for shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its shares are reinvested in shares.

A Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the net asset value per share on the last day of the period and analyzing the result on a semi-annual basis.

Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged directly to the customer accounts of the Adviser in connection with investments in a Portfolio will not be included in the Portfolio's performance calculations.

                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be directed to BlackRock at 212-754-5560.

                      STATEMENT OF ADDITIONAL INFORMATION


                        BLACKROCK STRATEGIC PORTFOLIO I
                       BLACKROCK STRATEGIC PORTFOLIO II


     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II (the "Portfolios") of BlackRock FundsSM (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolios dated November 25, 1998, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated November 25, 1998. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                 CONTENTS

                                                                              Page
                                                                              ----

THE FUND....................................................................    2
INVESTMENT OBJECTIVE AND POLICIES...........................................    2
INVESTMENT RESTRICTIONS.....................................................   15
TRUSTEES AND OFFICERS.......................................................   17
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE ARRANGEMENTS..   22
PORTFOLIO TRANSACTIONS......................................................   26
PURCHASE AND REDEMPTION INFORMATION.........................................   28
VALUATION OF PORTFOLIO SECURITIES...........................................   29
PERFORMANCE INFORMATION.....................................................   30
TAXES.......................................................................   34
ADDITIONAL INFORMATION CONCERNING SHARES....................................   38
MISCELLANEOUS...............................................................   40
FINANCIAL STATEMENTS........................................................   41
APPENDIX A..................................................................  A-1
APPENDIX B..................................................................  B-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE FUND

     The Fund was organized on December 22, 1988 as a Massachusetts business trust.

     The Fund also offers other investment portfolios which are described in separate Prospectuses and separate Statements of Additional Information. For information concerning these other portfolios, contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolios, see "Investment Objective and Policies" in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.


     CURRENCY TRANSACTIONS. As discussed in the Prospectus, the Portfolios may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser").

     A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure.
For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.
Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a

Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount at least equal to the repurchase price.

     VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as

"Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying Pcs. Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

     ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the

United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

     MUNICIPAL OBLIGATIONS. When deemed advisable by the Adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.

     Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations"). In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Portfolio may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     COMMERCIAL PAPER. The Portfolios may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolios through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium provided in the repurchase agreement). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolios' custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     INVESTMENT GRADE DEBT OBLIGATIONS. The Portfolios invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     BRADY BONDS. Each of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.
Brady Bonds are not considered to be U.S. Government obligations. There can be no assurance that Brady Bonds acquired by a Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options thereon. These instruments are described in Appendix B to this Statement of Additional Information.

     SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

     YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     INTEREST RATE TRANSACTIONS. The Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio may enter into transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or whose obligations are determined to be of equivalent credit quality by the Adviser.

     A Portfolio will enter into interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     INVESTMENT COMPANIES. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

                            INVESTMENT RESTRICTIONS

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

Each Portfolio may not:

          (1) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by foreign governments are not considered to belong to a particular industry.

          (2) Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. A Portfolio's obligations under interest rate and currency swaps are not treated as senior securities.

          (3) Makes loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          (4) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          (5) Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          (6) Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

                             TRUSTEES AND OFFICERS

THE FUND

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:



                                      Position               Principal Occupation
Name and Address                      with Fund              During Past Five Years
----------------                      ---------              ----------------------
William O. Albertini
Bell Atlantic Global                  Trustee                 Executive Vice President and Chief
  Wireless                                                    Financial Officer since August
1717 Arch street                                              1997, Bell Atlantic Global
29th Floor East                                               Wireless (global wireless
Philadelphia, PA 19103                                        communications); Executive Vice
Age:  55                                                      President, Chief Financial Officer
                                                              and Director from February 1995 -
                                                              August 1997, Vice President and
                                                              Chief Financial Officer from
                                                              January 1991 - February 1995, Bell
                                                              Atlantic Corporation (a
                                                              diversified telecommunications
                                                              company); Director, Groupo
                                                              Iusacell, S.A. de C.V. (cellular
                                                              communications company) since June
                                                              1994; Director, American
                                                              Waterworks, Inc. (water utility)
                                                              since May 1990; Trustee, The Carl
                                                              E. & Emily I. Weller Foundation
                                                              since October 1991.

Raymond J. Clark/1/                   Trustee, President      Treasurer of Princeton University
Office of the Treasurer               and Treasurer           since 1987; Trustee, The Compass
Princeton University                                          Capital Group of Funds from 1987
3 New South Building                                          to 1996; Trustee, United-Way
P.O. Box 35                                                   Princeton Area Communities from
Princeton, NJ 08540                                           1992-1994; Trustee, Chemical Bank,
                                                              New Jersey Advisory Board from
Age:  63                                                      1994 until 1995; Trustee, Medical
                                                              Center of Princeton; Trustee,
                                                              American Red Cross - Mercer County
                                                              Chapter since 1995; and Trustee,
                                                              United Way-Greater Mercer County
                                                              from 1996-1997.


-------------------------------
/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                      Position               Principal Occupation
Name and Address                      with Fund              During Past Five Years
----------------                      ---------              ----------------------
Robert M. Hernandez
USX Corporation                       Trustee                 Director since 1991, Vice Chairman
600 Grant Street                                              and Chief Financial Officer since
6105 USX Tower                                                1994, Executive Vice President -
Pittsburgh, PA 15219                                          Accounting & Finance and Chief
Age:  54                                                      Financial Officer from 1991 to
                                                              1994, USX Corporation (a
                                                              diversified company principally
                                                              engaged in energy and steel
                                                              businesses); Director and Chairman
                                                              of the Executive Committee, ACE
                                                              Limited (insurance company);
                                                              Trustee, Allegheny University
                                                              Hospitals, Allegheny General; and
                                                              Allegheny Health, Education and
                                                              Research Foundation; Director,
                                                              Marinette Marine Corporation;
                                                              Director, Pittsburgh Baseball,
                                                              Inc. from 1994-1996; Director,
                                                              Transtar, Inc. (transportation
                                                              company) since 1996; and Director
                                                              and Chairman of the Board, RMI
                                                              Titanium Company.

Anthony M. Santomero                  Vice Chairman of the    Deputy Dean from 1990 to 1994,
The Wharton School                    Board                   Richard K. Mellon Professor of
University of Pennsylvania                                    Finance since April 1984,
Room 2344                                                     Director, Wharton Financial
Steinberg Hall-Dietrich Hall                                  Institutions Center, since July
Philadelphia, PA 19104-6367                                   1995, and Dean=s Advisory Council
Age:  52                                                      Member since July 1984, The
                                                              Wharton School, University of
                                                              Pennsylvania; Associate Editor,
                                                              Journal of Banking and Finance
                                                              since June 1978; Associate Editor,
                                                              Journal of Economics and Business
                                                              since October 1979; Associate
                                                              Editor, Journal of Money, Credit
                                                              and Banking since January 1980;
                                                              Editorial Advisory Board, Open
                                                              Economics Review since November
                                                              1990; Director, the Zweig Total
                                                              Return Fund; Director of Municipal
                                                              Fund for California Investors,
                                                              Inc. and Municipal Fund for New
                                                              York Investors, Inc.

                                      Position               Principal Occupation
Name and Address                      with Fund              During Past Five Years
----------------                      ---------              ----------------------
David R. Wilmerding, Jr.              Chairman of the         Chairman, Gee, Wilmerding &
One Aldwyn Center                     Board                   Associates, Inc. (investment
Villanova, PA 19085                                           advisers) since February 1989;
Age:  63                                                      Director, Beaver Management
                                                              Corporation (land management
                                                              company); Managing General
                                                              Partner, Chestnut Street Exchange
                                                              Fund; Director, Independence
                                                              Square Income Securities, Inc.;
                                                              Director, The Mutual Fire, Marine
                                                              and Inland Insurance Company;
                                                              Director, U.S. Retirement
                                                              Communities, Inc.; Director,
                                                              Trustee or Managing General
                                                              Partner of a number of investment
                                                              companies advised by PIMC and its
                                                              affiliates.

Karen H. Sabath                       Assistant               Managing Director, BlackRock
BlackRock Advisors, Inc.              Secretary               Advisors, Inc. since February
345 Park Avenue                                               1998; President, Compass Capital
New York, NY 10154                                            Group, Inc. from 1995 to March
Age:  33                                                      1998; Managing Director of
                                                              BlackRock Financial Management,
                                                              Inc. since 1993.

Ellen L. Corson                       Assistant               Vice President and Director of
PFPC Inc.                             Treasurer               Mutual Fund Accounting and
103 Bellevue Parkway                                          Administration, PFPC Inc. since
Wilmington, DE 19809                                          November 1997; Assistant Vice
Age:  34                                                      President, PFPC Inc. from March
                                                              1997 to November 1997; Senior
                                                              Accounting Officer, PFPC Inc. from
                                                              March 1993 to March 1997.

Brian P. Kindelan                     Secretary               Vice President and Senior Counsel,
BlackRock Financial                                           BlackRock Financial Management,
  Management, Inc.                                            Inc. since April 1998; Senior
1600 Market Street                                            Counsel, PNC Bank Corp. from 1995
28th Floor                                                    to April 1998; Associate,
Philadelphia, PA 19103                                        Stradley, Ronon, Stevens & Young,
Age:  39                                                      LLP from March 1990 to May 1995.


     The Fund pays trustees who are not affiliated with BlackRock, BlackRock Advisors, Inc. ("BAI")or BlackRock Distributors, Inc. ("BDI" or "Distributor") $20,000 annually ($30,000 annually in the event that the Fund's assets exceed $40 billion) and $350 per investment portfolio of the Fund for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman an additional $10,000 and $5,000, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, any of the Fund's other advisers or sub-advisers, PFPC Inc. ("PFPC"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1998:

                                              Pension or                              Total
                                              Retirement                              Compensation from
                                              Benefits         Estimated              and Fund
                          Aggregate           Accrued as       Annual                 Complex/1/
Name of Person,           Compensation        Part of Fund     Benefits upon          Paid to
Position                  from Registrant     Expenses         Retirement             Trustees
--------                  ---------------     --------         ----------             --------
Anthony M. Santomero,         $57,675            N/A                N/A                (3)/2/
 Trustee                      -------                                                  $70,175

David R. Wilmerding,          $62,675            N/A                N/A                (3)/2/
 Jr., Trustee                 -------                                                  $76,675

William O. Albertini,         $52,675            N/A                N/A                (1)/2/
 Trustee                      -------                                                  $52,675

Raymond J. Clark,             $52,675            N/A                N/A                (1)/2/
 Trustee                      -------                                                   $52,675

Robert M. Hernandez,          $52,675            N/A                N/A                 (1)/2/
 Trustee                      -------                                                   $52,675


-------------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                     INVESTMENT ADVISORY, ADMINISTRATION,
                     DISTRIBUTION AND SERVICE ARRANGEMENTS

     ADVISORY AGREEMENT. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolios in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to a Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio involved, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to either Portfolio on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     For the period from October 6, 1997 through September 30, 1998 BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $56,922 in expenses.

     ADMINISTRATION AGREEMENT. The Fund has entered into an Administration Agreement with BAI, whose principal business offices are located at 345 Park Avenue, New York, New York 10154, and PFPC (the "Administration Agreement"). PFPC, whose principal business offices are located at 400 Bellevue Parkway, Wilmington, DE 19809, has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of a Portfolio's shares; and provide certain other services required by the Fund.

     BAI is responsible for: the supervision and coordination of the performance of the Fund's service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund's service providers; and providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.

     As compensation for these services, BAI and PFPC (collectively, the "Administrators") are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of .23% of the first $500 million of each Portfolio's average daily net assets, .21% of the next $500 million of each Portfolio's average daily net assets, and .19% of each Portfolio's average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio and may voluntarily reimburse a Portfolio for expenses.

     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolios in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

     For the period from October 6, 1997 to September 30, 1998, BlackRock Strategic Portfolio I paid $19,851 in administrative fees to the Administrators, and the Administrators waived $41,136 in fees.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio,
(iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for each of the Portfolios.

     For its services to the Fund under the Custodian Agreement, PNC Bank is entitled to receive a fee which is calculated based upon each Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer

Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Portfolios under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding shares in each Portfolio, plus per account fees and disbursements.

     DISTRIBUTOR. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolios on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").

     The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock, and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of a Portfolio and payments for providing extra employee training and information relating to a Portfolio; "listing" fees for the placement of a Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by a Portfolio for distribution purposes pursuant to the Plan must also be
submitted to the stockholders of a Portfolio for approval.   In addition, while
the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.


                            PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolios invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolios will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolios without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolios. Investment decisions for the Portfolios are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolios. In other cases, however, the ability of the Portfolios to participate in volume transactions may produce better execution for the Portfolios.

     It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolios will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolios under the Internal Revenue Code during periods in which the annual turnover rate of a Portfolio exceeds 100%.

     A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     For the period from October 6, 1997 to September 30, 1998, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 164%.

                      PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolios' shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolios' net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolios.

     Under the 1940 Act, the Portfolios may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the

Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.


                       VALUATION OF PORTFOLIO SECURITIES


     Valuation of securities held by each Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the Adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the Adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
     Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolios' net asset values are not calculated. In such cases, the net asset value of a Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolios.

     In determining the approximate market value of portfolio investments, pricing services used by the Fund may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value.

                            PERFORMANCE INFORMATION

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                         ERV
                  T = [(-----) to the first power divided by n - 1]
                          P

          Where:  T =  average annual total return.

               ERV  =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P =  hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the total return for BlackRock Strategic Portfolio I was as follows:

                       --------------------------------
                       --------------------------------
                             AVERAGE ANNUAL TOTAL
                             --------------------
                                    Return
                                    ------

                               FROM COMMENCEMENT
                               -----------------
                               OF OPERATIONS TO
                               ----------------
                                  9/30/98/1)/
                                  ----------
                       --------------------------------
                                    10.84%
                                    ------
                       --------------------------------



     (1)  BlackRock Strategic Portfolio I commenced operations on October 6,
          1997.

     A Portfolio may also from time to time include in advertisements, sales literature and communications to shareholders, and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of a Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, a Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, a Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     YIELD. Each Portfolio may advertise the yield on its shares. Under the rules of the SEC, a Portfolio must calculate yield using the following formula:

                      a-b
          YIELD = 2[(----- +1) to the sixth power - 1]
                      cd

          Where:  a =   dividends and interest earned during  the period.

                  b =   expenses accrued for the period (net of
                        reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by each Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     The yield of BlackRock Strategic Portfolio I for the 30-day period ended September 30, 1998 was 4.76%

     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     MISCELLANEOUS. Performance information for the Portfolios assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of a Portfolio. In these cases, the Portfolios' returns would be lower if there were not such waivers.

     Yield on shares of a Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by the Adviser on its customer accounts are not reflected in the calculations of total returns or yields for the Portfolios.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.



                                    TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

     The Portfolios will each elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income (i.e.,
                                                                          ----
its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e.,
                                                                          ----
the excess of its long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the

Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     Each Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from each of the Portfolios will generally not qualify for the "dividends received" deduction for corporate shareholders. In addition, it is expected that dividends and certain interest income earned by the Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. If more than 50% of the value of a Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If this election were made, the amount of such foreign taxes paid by a Portfolio would be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and subject to applicable limitations each shareholder generally would be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income. It is uncertain whether either Portfolio will meet the test stated above necessary to make this tax election. In certain circumstances, a shareholder that (i) has held shares of a Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Portfolio must also meet this holding period requirement with respect to its foreign securities in order to flow through "creditable" taxes.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Each Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

     A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by a Portfolio each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.


                   ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolios for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolios will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.

     The Fund's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

     Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).

     COUNSEL. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     SHAREHOLDER OWNERSHIP. The name, address and percentage ownership of each person that on October 30, 1998 owned of record or beneficially 5% or more of BlackRock Strategic Portfolio I is as follows: ARMCO Inc., C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 7.97%; Federated Dept. Stores, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 18.99%; Salaried Pension Plan, Ball Corporation, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 5.69%; Deere & Company, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 11.62%; Defined Contribution Union Camp, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 7.13%; Defined Benefit Union Camp, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 16.18%; McCune Charitable Foundation, C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 5.37%; Alltel Fixed Income Portfolio (ATC), C/O BlackRock Financial Mgmt, 345 Park Avenue, 29th Floor, New York, NY, 10154, 8.63%.

     On November 13, 1998, PNC Bank held of record approximately 72% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, BAI, PFPC and PNC Bank are subject to such banking laws and regulations.

     BlackRock, BAI, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would be subject to shareholder approval.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of a Portfolio's investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of that Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio.

                              FINANCIAL STATEMENTS

     The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 1998 (the "1998 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A

Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          The highest rating category of Duff & Phelps for commercial paper and short-term debt is "D-1". Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the highest rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the highest rating used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term debt ratings:

          "A1+" - Obligations possess a particularly strong credit feature and are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the "investment grade" ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the "investment grade" ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

          The following summarizes the "investment grade" long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the "investment grade" rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the "investment grade" rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, as an example, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts
     -----------------------

          A securities index assigns relative values to the securities included in the index, which fluctuates with changes in the market values of the securities included. Some index futures contracts are based on broad market indexes, while other futures contracts are based on narrower market indexes segment. As an example, a Portfolio might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions, as well as for other purposes as described in the Prospectus.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or segregate with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Portfolio. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                              BLACKROCK FUNDS(SM)
                         (INSTITUTIONAL SHARES OF THE
                MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                          PROSPECTUS
--------------                                           Caption
                                                        ----------



     PART A

1.   Cover page.......................................  Cover Page

2.   Synopsis.........................................  Expense Table

3.   Condensed Financial Information..................  Financial Highlights

4.   General Description of Registrant................  Cover Page;
                                                        Investment Policies;
                                                        Description of Shares

5.   Management of the Fund...........................  Management

5A.  Management's Discussion of Fund Performance......  Not Applicable

6.   Capital Stock and Other Securities...............  Cover Page; Dividends
                                                        and Distributions;
                                                        Description of Shares

7.   Purchase of Securities Being Offered.............  Purchase and Redemption
                                                        of Shares; Dividends and
                                                        Distributions Net Asset
                                                        Value

8.   Redemption or Repurchase.........................  Purchase and Redemption
                                                        of Shares - Redemption
                                                        of Shares

9.   Pending Legal Proceedings........................  Not Applicable

Item Number
Form N-1A,                                              Statement of Additional
Part B                                                  Information Caption
------                                                  -------------------

10                                                      Cover Page

11                                                      Table of Contents

12                                                      Miscellaneous

13(a),(b),(c)                                           Investment Objective and
                                                        Policies; Investment
                                                        Restrictions

13(d)                                                   Portfolio Transactions

14(a)                                                   Trustees And Officers

14(b)                                                   Trustees And Officers

14(c)                                                   Trustees And Officers

15(a)                                                   Miscellaneous

15(b)                                                   Miscellaneous

15(c)                                                   Trustees And Officers

16                                                      Investment Advisory,
                                                        Administration,
                                                        Distribution and
                                                        Servicing Arrangements

17(a)                                                   Portfolio Transactions

17(b)                                                   Not Applicable

17(c)                                                   Portfolio Transactions

17(d)                                                   Not Applicable

17(e)                                                   Not Applicable

18(a)                                                   Additional Information
                                                        Concerning Shares

18(b)                                                   Not Applicable

19(a)                                                   Purchase And Redemption
                                                        Information

Item Number
Form N-1A,                                              Statement of Additional
Part B                                                  Information Caption
------                                                  -------------------

19(b)                                                   Valuation Of Portfolio
                                                        Securities

19(c)                                                   Purchase And Redemption
                                                        Information

20                                                      Taxes

21(a)                                                   Investment Advisory,
                                                        Administration,
                                                        Distribution And
                                                        Servicing Arrangements

21(b)                                                   Not Applicable

21(c)                                                   Not Applicable

22(a)                                                   Not Applicable

22(b)                                                   Performance Information

23                                                      Financial Statements



Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                           THE MULTI-SECTOR MORTGAGE
                           SECURITIES PORTFOLIO III


     BlackRock Funds(SM) (the "Fund") consists of 40 investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio"). The Portfolio seeks to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total rate of return of the Salomon Broad Investment Grade Index over the same periods by at least 1.60% on an annualized basis. The securities in which the Portfolio may invest include, but are not limited to, Commercial and Residential Mortgage-Backed Securities, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities. The Portfolio will maintain a dollar-weighted average credit quality of at least BBB/Baa2, with U.S. Government securities being assigned a AAA rating.

     INVESTMENTS IN THE PORTFOLIO MAY INCLUDE SECURITIES HAVING A CREDIT QUALITY BELOW INVESTMENT GRADE. SUCH SECURITIES, ALSO CALLED "JUNK BONDS," ARE CONSIDERED TO BE SPECULATIVE AND MAY BE SUBJECT TO SPECIAL RISKS, INCLUDING A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. SEE "DESCRIPTION OF SECURITIES -- LOWER RATED SECURITIES" AND "RISK FACTORS".

     Institutional Shares of the Portfolio are sold at net asset value to institutional investors ("Institutions").


     This Prospectus sets forth concisely information that a prospective investor needs to know before investing. Please keep it for future reference.
A Statement of Additional Information ("SAI") currently dated November 25, 1998, as revised from time to time, has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund that has been filed with the SEC.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY

OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


PROSPECTUS                                                   November 25, 1998

INTRODUCTION
--------------------------------------------------------------------------------


     The Fund is an open-end management investment company which currently consists of 40 investment portfolios, of which only the Portfolio is described in this Prospectus.

PORTFOLIO MANAGEMENT


     BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") serves as investment adviser to the Portfolio. The investment adviser is an indirect majority-owned subsidiary of PNC Bank Corp.

THE ADMINISTRATORS

     BlackRock Advisors, Inc. ("BAI") and PFPC Inc. ("PFPC") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     BlackRock Distributors, Inc. ("BDI" or the "Distributor") serves as the Fund's distributor.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these considerations. The Portfolio may invest in both Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities. The Portfolio may invest in lower credit quality securities, which are commonly referred to as "junk bonds." The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio (subject to limitations described herein) may use various other investment management techniques that also involve special considerations including purchasing illiquid securities, engaging in hedging transactions, selling listed and over-the-counter covered call options, making forward commitments, entering into repurchase agreements, purchasing securities on a when-issued basis, entering into interest rate swaps and purchasing or selling interest rate caps and floors. For further discussion of these practices and the associated risks and special considerations, see "Description of Securities," "Other Investment Practices" and "Risk Factors."

                                 EXPENSE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Advisory fees(a).....................................25%
Other expenses (after expense reimbursements)(b).....12%
                                                    ----
Total Portfolio operating expenses(b) ...............37%
                                                    ====
_______________

     (a) BlackRock reserves the right in its sole discretion to reduce the advisory fee charged to the Portfolio.
     (b) BlackRock has agreed to cap the "Other expenses" for the Portfolio at this level for the current fiscal year. Without fee waivers and expense reimbursements, "Other expenses" would be .36% and "Total Portfolio Operating expenses" would be .61%.
EXAMPLE

     An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and
(2) redemption at the end of each time period:


                                      ONE      THREE    FIVE     TEN
                                      YEAR     YEARS    YEARS   YEARS
                                      ----     -----    -----   -----
Multi-Sector Mortgage Securities
    Portfolio III.................     $4       $12      $21     $47


     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses with respect to Institutional Shares based on the level of such expenses during its most recent fiscal year ended September 30, 1998. Investors bear these expenses either directly or indirectly. See "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a more complete description of shareholder transaction expenses and operating expenses. The Expense Table and Example do not reflect any charges that may be imposed by Institutions directly on their customer accounts in connection with investments in the Portfolio. In addition to the compensation itemized above, certain broker-dealers and/or their salespersons may receive certain compensation for the sale and distribution of shares or for services to the Portfolio. For additional information regarding such compensation, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                 BACKGROUND

     The Portfolio commenced investment operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.


     The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants, PricewaterhouseCoopers LLP. Additional information about the performance of the Portfolio is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Portfolio offered one class of shares to institutional investors.

                                                                        The Multi-Sector
                                                                        Mortgage Securities
                                                                         Portfolio III
                                                                    ------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  October 6,
                                                                                    Six Months    Nine Months       1994(a)
                                                  Year Ended        Year Ended         Ended          Ended        Through
                                                   Sept. 30,         Sept. 30,        Sept 30,        Mar 31,       June 30,
                                                     1998              1997            1996           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
           period...............................   $1,056.37       $ 1,016.08       $1,019.41       $ 1,068.11         $1,000.00
                                                   ---------       ----------       ---------       ----------         ---------

           Net investment income (b)............       74.41            73.74           38.33            61.37             55.81
                                                       -----            -----           -----            -----             -----
Net realized and unrealized gain (loss) on
investments.....................................       15.26            49.82          (3.33)           (9.06)             68.11
                                                   ---------       ----------       ---------       ----------         ---------

Net increase from investment operations.........       89.67           123.56           35.00            52.31            123.92
                                                   ---------       ----------       ---------       ----------         ---------

Dividends from net investment income............     (74.41)          (73.74)         (38.33)          (61.37)           (55.81)
                                                   ---------       ----------       ---------       ----------         ---------
Distributions from net realized
           capital gains........................     (15.26)           (9.53)            ---           (39.64)               ---
                                                   ---------       ----------       ---------       ----------         ---------

Total dividends and distributions...............     (89.67)          (83.27)         (38.33)         (101.01)           (55.81)
                                                   ---------       ----------       ---------       ----------         ---------

Net asset value, end of period .................   $1,056.37       $ 1,056.37       $1,016.08       $ 1,019.41         $1,068.11
                                                   ---------       ----------       ---------       ----------         ---------
TOTAL INVESTMENT RETURN (c)
RATIOS TO AVERAGE NET ASSETS:...................       9.06%           12.67%           3.53%            5.02%            12.78%
                                                       -----           ------           -----            -----            ------

Expenses (b)(d).................................       0.37%            0.37%           0.37%            0.37%             0.37%
                                                       -----           ------           -----            -----            ------

Net investment income (b)(d)....................       7.28%            7.13%           7.60%            7.77%             7.54%
                                                       -----           ------           -----            -----            ------
SUPPLEMENTAL DATA:
Average net assets (in thousands)...............     $78,512         $129,382        $119,550         $115,362          $103,332
                                                   ---------       ----------       ---------       ----------         ---------

Portfolio turnover..............................         11%              52%             24%             119%              215%
                                                         ---              ---             ---             ----              ----

Net assets, end of period (in thousands)........  $46,600.00      $121,251.00     $121,738.00      $117,569.00       $112,810.00
                                                  ----------      -----------     -----------      -----------       -----------

(a)        Commencement of investment operations.

(b) The Adviser waived fees amounting to $21,516, $45,000, $85,659, $3,652 and $56,269 for the periods ended September 30, 1998, September 30, 1997, September 30, 1996, March 31, 1996 and June 30, 1995, respectively. Net investment income would have been $72.00, $70.58, $37.38, $61.37 and $55.28 on a per share basis for the periods ended September 30, 1998, September 30, 1997, September 30, 1996, March 31, 1996 and June 30, 1995, respectively, in the absence of fee waivers. The ratio of net operating expenses to average net assets would have been .61%, .62%, 0.51%, 0.37% and 0.45% for the periods ended September 30, 1998, September 30, 1997,

     September 30, 1996, March 31, 1996 and June 30, 1995, respectively, in the absence of fee waivers. The net investment income ratios would have been 7.04%, 6.88%, 7.45%, 7.76% and 7.46%, for the periods ended September 30,
     1998, September 30, 1997, September 30, 1996, March 31, 1996 and June 30,
     1995, respectively, in the absence of fee waivers.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized.

     The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following describes briefly the investment objective and policies of the Portfolio. Certain instruments and techniques discussed in this section are described in greater detail later in this Prospectus and in the Statement of Additional Information ("SAI").



INVESTMENT OBJECTIVE

     The Portfolio's investment objective is to seek to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same periods by at least 1.60% on an annualized basis. The Portfolio will not invest in Asset-Backed Securities, bank or corporate debt securities other than money market instruments, or non-rated securities (other than U.S. Government securities), and will maintain a dollar-weighted average credit quality of at least BBB by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Inc. ("D&P") or Fitch Investors Service ("Fitch") or Baa2 by Moody's Investors Service, Inc. ("Moody's"), with U.S. Government securities being assigned a AAA rating. The Portfolio will maintain a targeted duration within 20% shorter or longer than the then current duration of the Salomon Broad Investment Grade Index. Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The Portfolio seeks to meet its objective by investing in a range of agency and non-agency Mortgage-Backed Securities, including primarily senior and subordinated tranches of residential, commercial, multi-family and agricultural mortgage securities. The securities in which the Portfolio may invest include, but are not limited to, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities.
The Portfolio will limit to 20% of net assets its investments in U.S. Government securities that are not also Mortgage-Backed Securities. The Portfolio may invest in lower rated securities. Such securities are commonly referred to as "junk bonds" and have a higher risk of default of principal and interest.
During temporary defensive periods and in order to keep cash on hand fully invested, the Portfolio may invest in money market instruments.

     In determining which Mortgage-Backed Securities the Portfolio will purchase, the Adviser will consider, among other factors, the following: characteristics of the underlying mortgage loan, including LTV and debt service coverage ratio, loan seasoning, and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

     In addition to examining the relative value of the investments, the Adviser's disciplined approach to investments for the Portfolio will include considerable interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows. The Adviser also will select investments which will vary the Portfolio by underlying property types, geographic regions and industry exposure. In this regard, the Portfolio will not purchase any Commercial Mortgage-Backed Security ("CMBS") if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral would increase and would account for more than 10% of the Portfolio's net assets, or (ii) the net assets of the Portfolio attributable to CMBS backed by the same pool of collateral would increase and the Portfolio would own more than 25% of the currently outstanding principal amount of CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral. In addition, the Portfolio will not, except during any three-month period after any month in which its net assets have increased by more than 30%, purchase any CMBS if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from properties located within a single state of the U.S. would increase and would account for more than 25% of the Portfolio's net assets or
(ii) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from office properties would increase and would account for more than 33%, or from hotel and motel properties would increase and would account for more than 20%, or from any one of multi-family, cooperative, industrial and warehouse, retail and shopping mall, mobile home park, nursing home and senior living center or hospital properties would increase and would account for more than 75% of the Portfolio's net assets, or
(iii) the net assets of the Portfolio constituting particular issuances of CMBS that are directly or indirectly secured by or payable out of cash flow from single properties would increase and would account for more than 50% of the Portfolio's net assets. For the foregoing purpose, a CMBS will be considered to be secured by or payable out of the cash flow from a property only in the proportion that the outstanding principal amount of the mortgage loan relating to such property and backing such security bears to the sum of the outstanding principal amount of all mortgage loans backing such security. If the Portfolio's asset composition in any of the foregoing categories subsequently exceeds 110% of the related percentage limitation for any reason, the Portfolio will take such action as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied. The Portfolio will not invest in any issuance of Mortgage-Backed Securities more than 5% of the principal amount of the collateral of which at the time of issuance is single-family residential and agricultural properties in the aggregate.

INVESTMENT RESTRICTIONS

     The Portfolio has also adopted a number of fundamental investment restrictions which may not be changed without the approval of the Portfolio's outstanding voting securities. The SAI sets forth these restrictions in full. In addition, the Portfolio's investment objective is fundamental and may not be changed without such shareholder approval.

     The Portfolio has also adopted several non-fundamental portfolio investment limitations. The Portfolio will not modify any of its non-fundamental portfolio investment limitations without providing at least 60 days prior written notice of such modification to its shareholders.

DESCRIPTION OF SECURITIES

     The following describes certain types of securities in which the Portfolio may invest:

     COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years as mortgage rates reached 25 year lows. Assets underlying Commercial Mortgage-Backed Securities may relate to only a few properties or to a single property. See "Risk Factors."

     Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Portfolio may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.

     Commercial Mortgage-Backed Securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investors in the underlying properties.

     By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to issue senior investment grade securities and lower rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinate securities, most Commercial Mortgage-Backed

Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

     Subordinated classes of Commercial Mortgage-Backed Securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the Mortgage-Backed Securities market, the probability of prepayment being much lower than with traditional Residential Mortgage-Backed Securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act, there are no limitations on the classes of Commercial Mortgage-Backed Securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a Commercial Mortgage-Backed Security than the holders of more senior classes of the same Commercial Mortgage-Backed Security.

     The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the LTV ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the Commercial Mortgaged-Backed Security.

     RESIDENTIAL MORTGAGE-BACKED SECURITIES

     The Portfolio also expects to invest in Residential Mortgage-Backed Securities that are Mortgage-Backed Securities representing participation interests in pools of single-family residential mortgage loans originated by private mortgage originators. Traditionally, Residential Mortgage-Backed Securities were issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. Nongovernmental entities that have issued or sponsored Residential Mortgage-Backed Securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Residential Mortgage-Backed Securities, similar to Commercial Mortgage-Backed Securities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     While single-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, Residential Mortgage-Backed Securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

     The types of agency and non-agency Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest shall include, but not be limited to, the following securities:

     MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio may invest in Mortgage-Backed Securities issued by agencies or instrumentalities of the U.S. Government including GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases

"pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees. See "Mortgage-Backed Securities" in the SAI.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" in the SAI.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. See "Adjustable Rate Mortgage Securities" in the SAI.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). See "Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities" in the SAI.

     MISCELLANEOUS. The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage"), or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage; Midland or their affiliates.

     LOWER RATED SECURITIES. The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated (i.e., have a credit quality below investment grade) subordinated classes. Investments in such lower rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before purchasing shares of the Portfolio. The Portfolio
(i) will not invest in securities (other than U.S. Government securities) that are not rated at least B by S&P, D&P or Fitch or B2 by Moody's at the time of investment; (ii) will not invest in securities (other than U.S. Government securities) not rated by at least one of the foregoing organizations at the time of investment; (iii) will not invest more than 12.5% of its assets in securities that are rated below BB-/Ba3 by any of the foregoing organizations; and (iv) will not invest more than 25% of its assets in securities that are rated below BBB-/Baa3 by any of the foregoing organizations. In the case of short-term money market instruments and short-term commingled funds the applicable rating requirement will be A2/P2. Split rated securities will be accounted for at the lower rating. If any security held in its portfolio is downgraded such that the Portfolio would not be able at that time to make an investment in such security, the Portfolio will sell such security within 30 days after such downgrade. The Portfolio will maintain a dollar-weighted average credit quality of at least BBB/Baa2, with U.S. Government securities assigned a AAA rating. In order to calculate the average credit quality of the Portfolio, the Portfolio will assign sequential numbers to each of the 20 rating categories from AAA to D, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol.

     Generally, lower rated securities offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominately speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of the Portfolio's shares. While the market values of lower rated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher rated securities. In addition, lower rated securities generally present a higher degree of credit risk. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Securities which are rated BB by S&P, D&P and Fitch and Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. A general description of the bond ratings of Moody's, S&P, D&P and Fitch is set forth in Appendix A to the Prospectus.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the Adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities.

     U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed Securities.

     BANK AND CORPORATE DEBT SECURITIES

     The Portfolio may not invest in bank or corporate debt securities except that it may invest in money market instruments for temporary defensive purposes and in order to keep cash on hand fully invested. Such instruments include but are not limited to notes, certificates of deposit, bankers' acceptances and commercial paper.

     FLOATING RATE AND INDEX OBLIGATIONS

     The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio could not invest.

     Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     ILLIQUID SECURITIES

     Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Portfolio may purchase certain restricted securities up to 15% of its net assets eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 and may treat such securities as being liquid if the Adviser determines, pursuant to procedures adopted by the Trust's Board of Trustees, that a sufficient secondary market does exist for such securities. See the SAI for a further discussion of illiquid securities.

OTHER INVESTMENT PRACTICES.

     DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

     As a basic element of its overall investment strategy the Portfolio intends to use a variety of other investment management techniques and instruments. A more complete description of such techniques is contained in the SAI. The Portfolio may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps and floors and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Portfolio's unrealized gains in the value of its securities holdings, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques."

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Portfolio to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Portfolio has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

     In selecting counterparties for OTC hedging and risk management transactions, the Portfolio will adhere to the following minimum ratings: (i) with respect to an OTC derivative instrument with a remaining nominal maturity of six months or less, a Moody's Derivative Counterparty Rating of A3; (ii) with respect to an OTC derivative instrument with a remaining maturity of more than six months, a Moody's Derivative Counterparty Rating of AA3. If the counterparty does not have a Moody's counterparty rating, then either the Moody's or S&P long-term securities rating of A3/A- (with respect to category
(i) above) or Aa3/AA- (with respect to category (ii) above) may be used as a substitute. In addition, all such counterparties must have a minimum short-term rating of A-1 by Moody's and P-1 by S&P. If a counterparty drops below the minimum ratings, then the Portfolio will seek to unwind existing agreements with such counterparty in a cost-effective manner and will be prohibited from entering into new agreements with the counterparty so long as the counterparty's rating is below the relevant minimum.

     The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio's holdings; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Portfolio being in a worse position than if such techniques had not been used. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques" and the Statement of Additional Information for further information.

     The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date outside the normal course of settlement for securities of that type. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     REPURCHASE AGREEMENTS

     The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to any of the securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio will not enter into any repurchase agreement with respect to securities other than U.S. Government securities and mortgage-backed securities. The value of the collateral for such repurchase agreement marked-to-market at the end of each business day will be at least equal to the amount of the repurchase agreement. The Portfolio will not enter into any repurchase agreement the term of which exceeds 90 days.

RISK FACTORS

     COMMERCIAL MORTGAGE-BACKED SECURITIES AND RESIDENTIAL MORTGAGE-BACKED SECURITIES. Investments in Commercial Mortgage-Backed Securities involve the credit risks of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

     While the credit quality of the Commercial Mortgage-Backed Securities in which the Portfolio may invest will reflect the perceived likelihood of future cash flows to meet operating expenses and cash flow requirements, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses and cash flow requirements (mainly debt service, lease payments, capital expenditures, taxes, maintenance, insurance and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

     The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specified property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Security are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after the foreclosure of the mortgage encumbering the property and, if the mortgagee takes title to the property, upon liquidation of the property.
Factors such as the title of the property, its physical condition and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

     In general, any losses on a given Commercial Mortgage-Backed Security will be absorbed first by the equity holder, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security to the extent of its principal balance. Because the Portfolio intends to invest in subordinated classes of Commercial Mortgage-Backed Securities, there can be no assurances that in the event of default and the exhaustion of equity support, the reserve fund and any debt classes junior to those in which the Portfolio invests, the Portfolio will be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if mortgage values subsequently decline, the Portfolio may hold the "first loss" position in certain Commercial Mortgage-Backed Securities ahead of the more senior debt holders, which may result in significant losses.

Many of the lower-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than in the case of Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid.

     Investments in Residential Mortgage-Backed Securities involve the credit risks that affect interest and principal cash flows similar to the credit risks of Commercial Mortgage-Backed Securities discussed above, as well as the prepayment risks associated with the possibility that prepayments of principal generally may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in the rate of prepayments on a Residential Mortgage-Backed Security may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Portfolio are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Because the Portfolio expects to invest in subordinated Residential Mortgage-Backed Securities, the prioritization of cash flows from mortgages under the Residential Mortgage-Backed Securities in favor of the senior classes generally reduces this prepayment risk.

     INVESTING IN LOWER CREDIT QUALITY SECURITIES. An investor should recognize that the lower-rated Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest have speculative characteristics. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Securities rated lower than B by S&P and Moody's, including bonds rated as low as D by S&P or C by Moody's, can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default with payment of interest and/or repayment of principal in arrears. A projection of an economic downturn or the advent of a recession, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities to make principal and interest payments. In such event, existing credit supports and any first loss positions may be insufficient to protect against loss of principal.

     Issuers of lower rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default.

     The secondary markets for lower rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for these securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Portfolio may have difficulty disposing of certain lower rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on lower rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The markets for lower rated securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for these securities may be affected by legislative and regulatory developments. These developments could adversely affect the Portfolio's net asset value and investment practices, the secondary market, the financial condition of issuers of these securities and the value and liquidity of outstanding securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limiting the deductibility of interest by certain corporate issuers of these bonds adversely affected the market in recent years.

     When the secondary market for lower rated securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower rated securities contract due to adverse economic conditions or for other reasons, certain of the Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

     The costs attributable to investing in lower rated securities are usually higher for several reasons, such as higher investment research costs and higher commission costs.

     NON-DIVERSIFIED STATUS. The Portfolio has registered as a "non-diversified" investment company which enables it to invest more than 5% of its assets in the obligations of any single issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of its ability to concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

     ILLIQUID SECURITIES. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The Commercial Mortgage-Backed Securities which the Portfolio intends to acquire may be less marketable and in some instances will be considered illiquid by the Portfolio under applicable standards because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

PORTFOLIO TURNOVER

     The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction commissions, costs on the sale of securities and on reinvestment in other securities. BlackRock will monitor the tax status of the Portfolio under the Code during any period in which the annual turnover rate of the Portfolio exceeds 100%.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER


     BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of BlackRock is 345 Park Avenue, New York, NY 10154. BlackRock, now a majority-owned indirect subsidiary of PNC Bank Corp., provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts.

     Keith Anderson and Mark S. Warner are the persons primarily responsible for the day-to-day management of the Portfolio's investments.


     Keith Anderson is a Managing Director at BlackRock and co-head of the Portfolio Management Group. In addition, Mr. Anderson co-chairs the Investment Strategy Committee and he is a member of the firm's Management Committee. Mr. Anderson has primary responsibility for managing client portfolios and for acting as a specialist in the government and mortgage sectors. His areas of expertise include Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities. Mr. Anderson has been a co-manager of the Portfolio since its inception.

     Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and Portfolio Manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio and was an integral part of the firm's portfolio management team.


     Mr. Anderson has published numerous articles on fixed income strategies, including two articles in The Handbook of Fixed Income Options: "Scenario
                          ------------------------------------
Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market." Mr. Anderson received a Bachelor of Science in Economics and Finance from Nichols College in 1981 and an M.B.A. from Rice University in 1983.


     Mark S. Warner, CFA, is a Director of BlackRock with primary responsibility for managing client portfolios. Mr. Warner specializes in investing in the commercial mortgage and non-agency residential mortgage sectors. Mr. Warner has been a co-manager of the Portfolio since July 1996.


     Prior to joining BlackRock in 1993, Mr. Warner was a director in the Capital Markets Unit of the Prudential Insurance Company of America. Mr. Warner joined the Prudential Insurance Company of America in 1987, and was initially responsible for asset/liability strategies for the $7 billion participating annuity segment. Mr. Warner joined Prudential's Commercial Real Estate Division in 1989, where he was responsible for the sale of commercial whole loans, purchases of private placement mortgage-backed securities and securitization opportunities within the Prudential's $25 billion non-residential portfolio. Between 1989 and 1993, Mr. Warner successfully structured and executed securitization of approximately $2 billion of non-residential mortgages. Mr. Warner previously worked in the fixed income department at PaineWebber.

     Mr. Warner earned a B.A. degree in political science from Columbia University in 1983 and an M.B.A. degree in finance and marketing from Columbia Business School in 1987. Mr. Warner received his Chartered Financial Analyst designation in 1993.

     For the services provided and expenses assumed by it, BlackRock is entitled to receive from the Portfolio a fee computed daily and payable monthly at an annualized rate of .25% of the Portfolio's average daily net assets. From time to time BlackRock may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. The Adviser has advised the Fund that it will cap the Portfolio's expenses (other than advisory fees) at no more than
 .12% of average net assets for the current fiscal year. See "Introduction-- Expense Table."

     Since its commencement of operations, the Portfolio has paid investment advisory fees at the annual rate of .25% of the Portfolio's average daily net assets.


     Like other mutual funds and financial and business organizations worldwide, the Portfolio could be adversely affected if computer systems on which the Fund relies are unable to distinguish between the year 1900 and the year 2000 (typically, this is called the "Year 2000 Problem"). The Year 2000 Problem could have a negative impact on handling securities trades, pricing and account services and could otherwise have a material adverse effect on the Portfolio's business, operations and/or investments. BlackRock has commenced review of the Year 2000 Problem as it may affect the Portfolio, both directly and through the systems of the Fund's other service providers, and is taking steps reasonably designed to address any Year 2000 Problems. In light of these remedial steps, BlackRock expects that its systems and the systems of the Fund's other service providers will be adapted to deal with the Year 2000 Problem before the beginning of the year 2000. There can be no assurance, however, that the systems of BlackRock or the Fund's other service providers will be successfully adapted to deal with the Year 2000 Problem, or that interaction with other third-party computer systems which are not prepared for the Year 2000 Problem will not impair their services at that time, or that the Year 2000 Problem will not have an adverse effect on companies whose securities are held by the Portfolio or on global markets or economies generally.

ADMINISTRATORS


     BAI, whose principal business address is 345 Park Avenue, New York, New York 10154 and PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 serve as the Fund=s co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of PNC Bank Corp.


     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, BAI and PFPC are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .23% of the first $500 million of the Portfolio's average daily net assets, .21% of the next $500 million of the Portfolio's average daily net assets, and .19% of the Portfolio's average daily net assets in excess of $1 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, PA 19103, serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by BlackRock or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO TRANSACTIONS

     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

BANKING LAWS


     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, BlackRock, BAI, PFPC and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of its Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to its Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

DISTRIBUTOR


     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, BlackRock Distributors, Inc. The Distributor is a registered broker/dealer with principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. The Distributor is a wholly-owned subsidiary of Provident Distributors, Inc. ("APDI"). A majority of the outstanding stock of PDI is owned by its officers.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to the Portfolio's Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution, and Servicing Arrangements" in the Statement of Additional Information.


PURCHASE OF SHARES


     Shares of the Portfolio are offered without a sales load on a continuous basis to Institutions at the net asset value per share of the Portfolio next computed after an order and payment are received in proper form by PFPC. Dividends will commence accruing on that day. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") is open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. Normally, payments for Shares should be received by PFPC no later than 12:00 Noon (Eastern Time). The minimum initial investment by an Institution is $50 million. There is no minimum subsequent investment.

REDEMPTION OF SHARES

     Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Portfolio next determined after PFPC's receipt of the redemption request in proper order, and dividends will not accrue after the day on which the redemption is effectuated. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE. THE FUND AND ITS SERVICE PROVIDERS WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE IN ACCORDANCE WITH SUCH PROCEDURES.


     The date on which a redemption request is received will be the redemption date unless the redemption request specifies a particular date in the future for its effectiveness. The Fund expects to pay all redemption requests made with at least thirty (30) days' advance notice in cash. Redemption requests in excess of $250,000 by any single shareholder made within any three-month period may be paid in kind unless the Fund has received at least thirty (30) days' advance notice and will be paid in kind if the redeeming shareholder so requests and such payment will not adversely affect other shareholders. Shareholders who receive redemptions in kind will incur additional expense and delay in disposing of such securities and the value of such securities may decline during the disposition period.


     If a proper redemption request is received prior to 12:00 noon (Eastern time) on any Business Day payment of the redemption price will ordinarily be wired to the shareholder's bank on the first Business Day subsequent to the 30-day advance notice period. If the request is received after 12:00 noon (Eastern time) payment will ordinarily be wired to the shareholder's bank within two Business Days subsequent to the 30-day advance notice period. Redemption proceeds will be sent by wire only to the bank named on the shareholder's application form. A shareholder may change the wire instructions on the application form by writing to PFPC with an appropriate signature guarantee.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Fund's other portfolios.

     The value of securities held by the Portfolio is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


     The Portfolio will distribute substantially all of its net investment income and net capital gain, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily. All such dividends are paid not later than ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net capital gain, if any, will be distributed by the Portfolio at least annually.


TAXES

--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.


     Distributions paid out of the "net capital gain" (the excess of its net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, provided the dividends are paid during January of the following year.

     A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.


     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in 40 investment portfolios. This Prospectus describes the Institutional Shares of the Multi-Sector Mortgage Securities Portfolio III, which is classified as a non-diversified company under the 1940 Act. For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of the Portfolio has a par value of $.001, represents an equal proportionate interest in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.


     On November 13, 1998, PNC Bank held of record approximately 72% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION

--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     The yield of Shares of the Portfolio is computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Salomon Broad Investment Grade Index, the T-Bill Index and the "stocks, bonds and inflation index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                 APPENDIX A

     The following summarizes the ratings used for debt securities:

DESCRIPTION OF MOODY'S BOND RATINGS:


          Aaa - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


          Aa - Bonds are judged to be of high quality by all standards. Together with the "Aa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


          A - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


          Baa - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


          Ba, B, Caa, Ca, and C - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


          (P)- When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

DESCRIPTION OF S&P BOND RATINGS:


          AAA - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


          AA - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AA issues only in small degree.


          A - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


          BBB - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


          BB, B, CCC, CC and C - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


          BB - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.


          B - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.


          CCC - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


          CC - The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.


          C - The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

          D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AA, CC, C, CI and D categories.


DESCRIPTION OF DUFF & PHELPS' BOND RATINGS:

          AAA - Bonds rated AA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Bonds rated AA have high credit quality with strong protection factors. Risk is modest.


          A - Bonds rated A have average but adequate protection factors. Risk factors are greater and more variable in times of economic stress than AA or AA.

          BBB - Bonds rated BBB exhibit below average protection factors, but still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.


          BB - Bonds rated BB are below investment grade, but deemed likely to meet obligations when due.


          B - Bonds rated B are below investment grade and possessing risk that obligations will not be met when due.


          CCC - Bonds rated CCC are well below investment grade. They may be in default or have considerable uncertainty as to timely payment of principal, interest or preferred dividends.


          DD - Bonds rated DD are defaulted debt obligations.

          Duff & Phelps' letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AA, CCC and DD categories.


DESCRIPTION OF FITCH BOND RATINGS:

          AAA - Bonds rated AA are considered investment grade and of the highest quality. The ability to pay interest and principal is exceptionally strong and unlikely to be affected by reasonably foreseeable events.


          AA - Bonds rated AA are considered investment grade and very high credit quality.


          A - Bonds rated A are considered investment grade and of high credit quality. The ability to pay interest and principal is strong, but may be vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


          BBB - Bonds rated BBB are considered investment grade and satisfactory credit quality. The likelihood that these bonds will fall below investment grade, however, is higher than for bonds with higher ratings.


          BB - Bonds rated BB are considered speculative. The ability to pay interest and principal may be affected over time by adverse economic changes.


          B - Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the issuer's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC - Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.


          CC - Bonds rated CC are minimally protected. Default seems probable over time.


          C - Bonds rated C are in imminent default in payments of interest or principal.


          DDD, DD and D - Bonds rated in any of these categories are in default on interest and/or principal payments.

          Fitch's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                                  APPENDIX B

                     GENERAL CHARACTERISTICS AND RISKS OF
                  ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES

          In order to manage the risk of its securities portfolio, including duration management, or to enhance income or gain as described above, the Portfolio will engage in Additional Investment Management Techniques. The Portfolio will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Portfolio occur. The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

          The Portfolio may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Portfolio may also purchase and sell options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Portfolio's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Portfolio will experience a loss in the amount of the option premium plus any related commissions. When the Portfolio sells put and call options, it receives a premium as the seller of the option. The premium that the Portfolio receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

          The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolio. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Portfolio must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

          The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

          CHARACTERISTICS. The Portfolio may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Portfolio will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

          LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Portfolio's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Portfolio currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies.

          The Portfolio will not enter into a futures contract or related option if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's liquidation value, i.e. net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Portfolio reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

          SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars and listed options on securities, indices and futures contracts sold by the Portfolio are subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Portfolio does not hold the security or futures contract underlying the instrument, the Portfolio will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid debt obligations in an amount at least equal to the Portfolio's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Portfolio maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

      No person has been authorized to give any information or make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


          ___________________

          TABLE OF CONTENTS

                                  Page
                                  ----

Introduction . . . . . . . . . . .  3
Financial Highlights . . . . . . .  5
Investment Policies. . . . . . . .  8
Management . . . . . . . . . . . . 26
Purchase and Redemption of Shares. 31
Net Asset Value. . . . . . . . . . 33
Dividends and Distributions. . . . 33
Taxes. . . . . . . . . . . . . . . 34
Description of Shares. . . . . . . 35
Other Information. . . . . . . . . 36
Appendix A . . . . . . . . . . . . A-1
Appendix B . . . . . . . . . . . . B-1



                               The Multi-Sector
                                   Mortgage
                                  Securities
                                 Portfolio III


                                 Institutional
                                     Class


                                  Prospectus

Investment Adviser                 November 25, 1998

BlackRock Financial Management, Inc.
New York, New York

Co-Administrator
BlackRock Advisors, Inc.
New York, New York

Co-Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware


Distributor
BlackRock Distributors, Inc.
West Conshohocken, Pennsylvania

Counsel
Simpson Thacher & Bartlett
New York, New York


Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                               BLACKROCK FUNDS(SM)

                      STATEMENT OF ADDITIONAL INFORMATION

                MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III


     This Statement of Additional Information provides supplementary information pertaining to Institutional Shares ("Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") of BlackRock Funds(SM) (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated November 25, 1998, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated November 25, 1998. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                   CONTENTS

                                                 Page
                                                 ----


THE FUND..................................         2
INVESTMENT OBJECTIVE AND POLICIES.........         2
INVESTMENT RESTRICTIONS...................        13
TRUSTEES AND OFFICERS.....................        15
INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS...        22
PORTFOLIO TRANSACTIONS....................        27
PURCHASE AND REDEMPTION INFORMATION.......        30
VALUATION OF PORTFOLIO SECURITIES.........        30
PERFORMANCE INFORMATION...................        31
TAXES.....................................        35
ADDITIONAL INFORMATION CONCERNING SHARES..        39
MISCELLANEOUS.............................        40
FINANCIAL STATEMENTS......................        42

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 THE FUND

     The Fund was organized on December 22, 1988 as a Massachusetts business trust. The Portfolio originally commenced operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

     The Fund also offers other investment portfolios which are described in separate Prospectuses and separate Statements of Additional Information. For information concerning these other portfolios contact the distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolio, see "Investment Policies" in the Prospectus. In accordance with the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the Portfolio will maintain with its custodian a segregated account of liquid assets to the extent the Portfolio's obligations require segregation from the use of investment practices listed below. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

OTHER INVESTMENT PRACTICES

     INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date. The Portfolio will use these transactions as a hedge or for duration or risk management. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest e.g.,
                                                                         ----
an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with
                           ----
the Portfolio receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Portfolio will accrue the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Portfolio will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Portfolio may sell or purchase call options ("calls") on U.S. Treasury securities, mortgage-backed securities, other debt securities, indices, and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and future contracts. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must own the
                                              ----
securities or futures contract subject to the call or other securities acceptable for applicable segregation requirements). A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Portfolio to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the

Portfolio the right to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid debt securities segregated to satisfy the Portfolio's obligations pursuant to such instruments.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Portfolio may purchase put options ("puts") that relate to U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Portfolio may also sell puts on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities, Eurodollar instruments, indices or futures contracts on such securities if the Portfolio's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Portfolio may be required to buy the underlying instrument at a price higher than the current market price.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     REPURCHASE AGREEMENTS. The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC.

     The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     RESTRICTED AND ILLIQUID SECURITIES. The Portfolio may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Fund's Board of Trustees has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. The Board of Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities.

OTHER INVESTMENTS

     U.S. GOVERNMENT SECURITIES

     U.S. Government securities include:

               1. U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

               2. Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and

          Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

               3. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentalities may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

               4. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

     Neither the value nor the yield of the Portfolio's shares or of the U.S. Government securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.

     MORTGAGE-BACKED SECURITIES

     As discussed in the Prospectus, the Mortgage-Backed Securities purchased by the Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC and by private issuers, such as depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

     FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

     The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Portfolio may invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

     TYPES OF CREDIT ENHANCEMENT

     Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

     RISK FACTORS RELATING TO MORTGAGE-BACKED SECURITIES

     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The markets for Mortgage-Backed Securities may be more illiquid than those of other securities.

                                 INVESTMENT RESTRICTIONS

     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

     The Portfolio may not:

          (1) invest 25% or more of the value of its total assets in any one industry (Mortgage-Backed Securities and other securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof are not treated as industries); provided, however, that the Portfolio will, except for temporary defensive purposes, invest at least 25% of the value of its total assets in securities which represent interests in mortgages or liens on real property;

          (2) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Portfolio's obligations under interest rate swaps are not treated as senior securities;

          (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Portfolio's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Portfolio may be deemed to be an underwriter;

          (5) invest for the purpose of exercising control over management of any company other than issuers of collateralized mortgage obligations;

          (6) purchase real estate or interests therein other than Commercial and Residential Mortgage-Backed Securities and similar instruments;

          (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Portfolio becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

                                 TRUSTEES AND OFFICERS

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:




                                                                 PRINCIPAL OCCUPATION
NAME AND ADDRESS                      POSITION WITH FUND         DURING PAST FIVE YEARS
----------------                      ---------------------      ----------------------
William O. Albertini
Bell Atlantic Global Wireless         Trustee                    Executive Vice President and
1717 Arch Street                                                 Chief Financial Officer since
29th Floor East                                                  August 1997, Bell Atlantic
Philadelphia, PA 19103                                           Global Wireless (Global
Age:  55                                                         Wireless Communications);
                                                                 Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer from February 1995 -
                                                                 August 1997, Vice President
                                                                 and Chief Financial Officer
                                                                 from January 1991 - February
                                                                 1995, Bell Atlantic
                                                                 Corporation (a diversified
                                                                 telecommunications company);
                                                                 Director, Groupo Iusacell,
                                                                 S.A. de C.V.(Cellular
                                                                 Communications Company) since
                                                                 June 1994; Director, American
                                                                 Waterworks, Inc. since May
                                                                 1990; Trustee, The Carl E. &
                                                                 Emily I. Weller Foundation
                                                                 since October 1991.



                                                                 PRINCIPAL OCCUPATION
NAME AND ADDRESS                       POSITION WITH FUND        DURING PAST FIVE YEARS
----------------                       ---------------------     ----------------------
Raymond J. Clark/1/
Office of the Treasurer                Trustee, President and    Treasurer of Princeton
Princeton University                   Treasurer                 University since 1987;
3 New South Building                                             Trustee, The Compass Capital
P.O. Box 35                                                      Group of Funds from 1987 to
Princeton, New Jersey 08540                                      1996; Trustee, United Way
Age:  63                                                         Princeton Area Communities
                                                                 from 1992- 94; Trustee,
                                                                 Chemical Bank, New Jersey
                                                                 Advisory Board from 1994 until
                                                                 1995; Trustee, American Red
                                                                 Cross - Mercer County Chapter
                                                                 since 1995; and Trustee,
                                                                 United Way-Greater Mercer
                                                                 County from 1996-1997.
Robert M. Hernandez
USX Corporation                        Trustee                   Director since 1991, Vice
600 Grant Street                                                 Chairman and Chief Financial
6105 USX Tower                                                   Officer since 1994, Executive
Pittsburgh, PA 15219                                             Vice President - Accounting &
Age:  54                                                         Finance and Chief Financial
                                                                 Officer from 1991 to 1994, USX
                                                                 Corporation (a diversified
                                                                 company principally engaged in
                                                                 energy and steel businesses);
                                                                 Director, ACE Limited;
                                                                 Trustee, Allegheny University
                                                                 Hospitals, Allegheny General;
                                                                 and Allegheny Health,
                                                                 Education and Research
                                                                 Foundation; Director,
                                                                 Marinette Marine Corporation;
                                                                 Director, Pittsburgh Baseball,
                                                                 Inc.; and Director and
                                                                 Chairman of the Board, RMI
                                                                 Titanium Company.


----------
/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                                 PRINCIPAL OCCUPATION
NAME AND ADDRESS                      POSITION WITH FUND         DURING PAST FIVE YEARS
----------------                      ---------------------      ----------------------
Anthony M. Santomero
The Wharton School                     Vice Chairman of the      Deputy Dean from 1990 to 1994,
University of Pennsylvania             Board                     Richard K. Mellon Professor of
Room 2344                                                        Finance since April 1984,
Steinberg Hall-Dietrich Hall                                     Director, Wharton Financial
Philadelphia, PA 19104-6367                                      Institutions Center, since
Age:  52                                                         July 1995, and Dean's Advisory
                                                                 Council Member since July
                                                                 1984, The Wharton School,
                                                                 University of Pennsylvania;
                                                                 Associate Editor, Journal of
                                                                 Banking and Finance since June
                                                                 1978; Associate Editor,
                                                                 Journal of Economics and
                                                                 Business since October 1979;
                                                                 Associate Editor, Journal of
                                                                 Money, Credit and Banking
                                                                 since January 1980; Research
                                                                 Associate, New York University
                                                                 Center for Japan-U.S. Business
                                                                 and Economic Studies since
                                                                 July 1989; Editorial Advisory
                                                                 Board, Open Economics Review
                                                                 since November 1990; Director,
                                                                 The Zweig Fund and the Zweig
                                                                 Total Return Fund; Director of
                                                                 Municipal Fund for California
                                                                 Investors, Inc., and Municipal
                                                                 Fund for New York Investors,
                                                                 Inc.


                                                                 PRINCIPAL OCCUPATION
NAME AND ADDRESS                       POSITION WITH FUND        DURING PAST FIVE YEARS
----------------                       ---------------------     ----------------------
David R. Wilmerding, Jr.
One Aldwyn Center                      Chairman of the Board     Chairman, Gee, Wilmerding &
Villanova, PA 19085                                              Associates, Inc. (investment
Age:  63                                                         advisers) since February 1989;
                                                                 Director, Beaver Management
                                                                 Corporation; Managing General
                                                                 Partner, Chestnut Street
                                                                 Exchange Fund; Director,
                                                                 Independence Square Income
                                                                 Securities, Inc.; Director,
                                                                 The Mutual Fire, Marine and
                                                                 Inland Insurance Company;
                                                                 Director U.S. Retirement
                                                                 Communities, Inc.; Director,
                                                                 Trustee or Managing General
                                                                 Partner of a number of
                                                                 investment companies advised
                                                                 by PIMC and its affiliates.
Karen H. Sabath
BlackRock Advisors, Inc.               Assistant Secretary       Managing Director, BlackRock
345 Park Avenue                                                  Advisors, Inc. since February
New York, NY 10154                                               1998; President, Compass
Age:  33                                                         Capital Group, Inc. from 1995
                                                                 to March 1998; Managing
                                                                 Director of BlackRock
                                                                 Financial Management, Inc.
                                                                 since 1993.
Ellen L. Corson
PFPC Inc.                              Assistant Treasurer       Vice President and Director of
103 Bellevue Parkway                                             Mutual Fund Accounting and
Wilmington, DE 19809                                             Administration, PFPC Inc.
Age:  34                                                         since November 1997; Assistant
                                                                 Vice President, PFPC Inc. from
                                                                 March 1997 to November 1997;
                                                                 Senior Accounting Officer,
                                                                 PFPC Inc. from March 1993 to
                                                                 March 1997.


                                                                 PRINCIPAL OCCUPATION
NAME AND ADDRESS                       POSITION WITH FUND        DURING PAST FIVE YEARS
----------------                       ---------------------     ----------------------
Brian P. Kindelan
BlackRock Financial Management, Inc.   Secretary                 Vice President and Senior
1600 Market Street                                               Counsel, BlackRock Financial
28th Floor                                                       Management, Inc. since April
Philadelphia, PA 19103                                           1998; Senior Counsel, PNC Bank
Age:  39                                                         Corp. from May 1995 to April
                                                                 1998; Associate, Stradley,
                                                                 Ronon, Stevens & Young from
                                                                 March 1990 to May 1995.




     The Fund pays trustees who are not affiliated with Blackrock, BlackRock Advisors, Inc. ("ABAI") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the Fund's assets exceed $40 billion) and $350 per investment portfolio of the Fund for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman an additional $10,000 and $5,000, respectively, for their services in such capacities. Trustees who are not affiliated with BAI or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BAI, BlackRock, BlackRock Institutional Management Corporation ("ABIMC"), BlackRock International, Ltd. ("ABIL"), PFPC Inc. ("APFPC"), or PNC Bank, National Association ("APNC Bank" or the "Custodian") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1998:

 ========================================================================================================================
                                                                                                     Total Compensation
                                                       PENSION OR                                     from Registrant
                                                       RETIREMENT BENEFITS                            and Fund
                                AGGREGATE              ACCRUED  AS            ESTIMATED ANNUAL        Complex/1/
NAME OF PERSON,                 COMPENSATION FROM      PART OF FUND           BENEFITS UPON           PAID TO
POSITION                        REGISTRANT             EXPENSES               RETIREMENT              TRUSTEES
--------------                  ----------             -------                ----------              ---------------

Anthony M.
Santomero, Vice                 $57,675                  N/A                     N/A                   (3)(2)$70,175
Chairman of the
Board
-------------------------------------------------------------------------------------------------------------------------
David R.
Wilmerding, Jr.,                $62,675                  N/A                     N/A                   (3)(2)$76,675
Chairman of the
Board
-------------------------------------------------------------------------------------------------------------------------
William O.
Albertini, Trustee              $52,675                  N/A                     N/A                     (1)2$52,675
-------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark,
Trustee, President              $52,675                  N/A                     N/A                   (1)(2)$52,675
and Treasurer
-------------------------------------------------------------------------------------------------------------------------
Robert M.
Hernandez, Trustee              $52,675                  N/A                     N/A                  (1)(2)$52,675
=========================================================================================================================

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the

-------------------
/1/ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

/2/ Total number of investment company boards trustees served on within the Fund Complex.

obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                     INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Advisory AGREEMENT. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.


     For the period from October 1, 1997 through September 30, 1998, the Portfolio paid $172,973 in advisory fees to BlackRock, and BlackRock waived $23,306 in expenses. For the period from October 1, 1996 through September 30, 1997, the Portfolio paid $323,455 in advisory fees to BlackRock and BlackRock waived $45,000 in expenses. For the period from April 26, 1996 through September 30, 1996, the Portfolio paid $150,034 in advisory fees to BlackRock, and BlackRock waived $31,063 in expenses.

     The Predecessor Portfolio was also advised by BlackRock. For the period from April 1, 1996 through April 25, 1996, the Portfolio paid $24,092 in advisory fees to BlackRock, and BlackRock waived $344 in expenses. For the fiscal period from July 1, 1995 to March 31, 1996 and the fiscal period from October 6, 1994 (commencement of investment operations) through June 30, 1995, the Predecessor Portfolio paid $213,047 and $189,677, respectively, in investment advisory fees to BlackRock pursuant to the prior advisory agreement. In addition, during the same periods, BlackRock waived $3,652 and $56,269, respectively, in expenses.


     ADMINISTRATION AGREEMENT. The Fund has entered into an Administration Agreement with BAI, whose principal business address is 345 Park Avenue, New York, New York 10154, and PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, DE 19809 (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund.


     BAI is responsible for: the supervision and coordination of the performance of the Fund's service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund's service providers; and providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.


     As compensation for these services, BAI and PFPC (collectively, the "Administrators") are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of .23% of the first $500 million of each Portfolio's average daily net assets, .21% of the next $500 million of each Portfolio's average daily net assets, and .19% of each Portfolio's average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.


     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.


     For the period from October 1, 1997 through September 30, 1998, the Portfolio paid $24,794 in administrative fees, and the Administrators waived fees totaling $137,776.

     For the period from October 1, 1996 through September 30, 1997, the Portfolio paid $297,578 in administrative fees to

Compass Capital Group, Inc. ("CCG", which served as Co-Administrator to the Fund from December 1, 1995 until September 30, 1997), PFPC and BDI (which served as Co-Administrator to the Fund from January 16, 1996 until September 30, 1997), and CCG, PFPC and BDI waived fees totalling $276,079. For the period from April 26, 1996 through September 30, 1996, the Portfolio paid $86,204 in administrative fees to CCG, PFPC and BDI, and CCG, PFPC and BDI waived fees totalling $54,252.

     During the periods from April 1, 1996 through April 25, 1996 and January 13, 1996 through March 31, 1996, the Predecessor Portfolio paid $8,673 and $8,620, respectively, in administrative fees to CCG, PFPC and BDI.


     During the period from July 1, 1995 through January 12, 1996, the Predecessor Portfolio received administrative services from PFPC. During that period, the Predecessor Portfolio paid PFPC $55,878 in administrative fees pursuant to a prior administrative agreement. Prior to July 1, 1995, the Predecessor Portfolio received administrative services from State Street Bank and Trust Company ("State Street").

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank, National Association ("PNC Bank"), whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serve as the international sub-custodians for various portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional Shares under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding Institutional Shares in the Portfolio, plus per account fees and disbursements.


     DISTRIBUTOR AND DISTRIBUTION PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor=s principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").


     The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BAI and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; "listing" fees for the placement of the Portfolio on a dealer's list of mutual funds available for purchase by its customers;
"finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by the Portfolio for distribution purposes pursuant to the Plan must also
be submitted to the stockholders of the Portfolio for approval.   In addition,
while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

                            PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the

Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.

     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the policy of the Portfolio to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolio under the Internal Revenue Code during periods in which the annual turnover rate of the Portfolio exceeds 100%. The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.


     The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BAI, BIMC, BlackRock, BIL, PNC Bank, PFPC, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BAI, BIMC, BlackRock, BIL, PNC Bank, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


     For the periods from October 1, 1997 through September 30, 1998, October 1, 1996 through September 30, 1997, and April 26, 1996 through September 30, 1996, the Portfolio paid no brokerage commissions. In addition, for the same periods, the portfolio turnover rate for the Portfolio was 11%, 52% and 19%, respectively. For the period from April 1, 1996 through April 25, 1996, the period from July 1, 1995 through March 31, 1996 and the period from October 6, 1994 (commencement of operations) through June 30, 1995, the Predecessor Portfolio paid no brokerage commissions. In addition, for the same periods, the portfolio turnover rate for the Predecessor Portfolio was 4%, 119% and 215%, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

     Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

     Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV
                  T =   [(-----)  to the first power divided by n - 1]
                            P
          Where:  T =   average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P =   hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     The total returns for the Portfolio include performance information for the Predecessor Portfolio for periods prior to April 26, 1996, the date on which the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio. Based on the foregoing, the total returns for the Portfolio were as follows:

==============================================================================
               Average Annual                     Average Annual
                Total Return                       Total Return
------------------------------------------------------------------------------
                   FOR THE
                TWELVE MONTHS                   FROM COMMENCEMENT
                    ENDED                        OF OPERATIONS TO
                   9/30/98                         9/30/98(1)
-------------------------------------------------------------------------------
                    9.06%                           10.81%
                    -----                           ------
===============================================================================

-------------------------------

     (1)  Predecessor Portfolio commenced investment operations on October   6,
          1994.

     The Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     YIELD. The Portfolio may advertise its yield on its Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:


                      a-b
          YIELD = 2[(----- +1) to the sixth power - 1]
                       cd

          Where:  a =   dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.


     The yield for the 30-day period ended September 30, 1998 for the Portfolio was 6.24%.

     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of Institutional Shares of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     MISCELLANEOUS. Performance information for the Portfolio assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of the Portfolio. In these cases, the Portfolio's return would be lower if there were not such waivers.

     Yield on shares of the Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by authorized dealers and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its net investment income (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Net capital gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether net capital gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received" deduction for corporate shareholders.


     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     The Portfolio may engage in hedging or derivatives transactions involving forward contracts, options and futures contracts and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Although the Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                   ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS


     Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).


     COUNSEL. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 serves as the Fund's counsel.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.


     FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on October 30, 1998 owned of record or beneficially 5% or more of the outstanding shares of the Portfolio was as follows: Ameritech Pension Trust, c/o Harris Trust & Savings Bank, 111 West Monroe 5W, Chicago, IL 60603, 99.92%.


     On November 13, 1998, PNC Bank held of record approximately   72% of the
Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act.

PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.


     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, BAI, PFPC and PNC Bank are subject to such banking laws and regulations.


     BlackRock, BAI, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of the Portfolio's investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of
(1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                             FINANCIAL STATEMENTS


     The audited financial statements for the Portfolio contained in its Annual Report to Shareholders for the period ended September 30, 1998 (the "1998 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountant, PricewaterhouseCoopers LLP, except for the financial statements and financial highlights covering the periods ended March 31, 1996 and June 30, 1995 which have been audited by other auditors. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.


     The financial statements included in the 1998 Annual Report for the period from October 6, 1994 through June 30, 1995 and for the nine month period ended March 31, 1996 have been audited by the former independent accountants of the Predecessor Portfolio, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP, and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

                              BLACKROCK FUNDS(SM)
                                    PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


(a)  Financial Statements:

               (1) Incorporated by reference into Part A of the Registration Statement are the following tables:

                    (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Small Cap Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993,
                          September 30, 1992, September 30, 1991 and September 30, 1990.

                    (ii) Audited Financial Highlights for the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

                    (iii) Audited Financial Highlights for the Low Duration
                          Bond (formerly the Short Government Bond) and Core Bond Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

                    (iv) Audited Financial Highlights for the Multi-Sector Mortgage Securities Portfolio III for the fiscal years or periods ended September 30, 1998, September 30, 1997, September 30, 1996, March 31, 1996 and June 30,
                          1995.

                    (v) Audited Financial Highlights for the BlackRock Strategic Portfolio I for the fiscal period ended September 30, 1998.

               (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements:

                    (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market
                          Portfolios:

                              Report of Independent Accountants
                              (PricewaterhouseCoopers LLP) for the year ended September 30, 1997;

                              Statements of Net Assets - September 30, 1997;

                              Statements of Operations for the year ended
                              September 30, 1997;

                              Statements of Changes in Net Assets for the years ended September 30, 1997 and 1996;

                              Financial Highlights for all periods
                              presented;

                              Notes to Financial Statements.

                    (ii) With respect to the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Small Cap Equity, International Emerging Markets and Balanced Portfolios:

                              Report of Independent Accountants
                              (PricewaterhouseCoopers LLP) for the year or period ended September 30, 1997;

                              Statements of Net Assets - September 30, 1997;

                              Statements of Operations for the year or period ended September 30, 1997;

                              Statements of Changes in Net Assets for the years or periods ended September 30, 1997 and 1996;

                              Financial Highlights for all periods
                              presented;

                              Notes to Financial Statements.

                    (iii) With respect to the Managed Income, Tax-Free Income,
                          Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond (formerly the Short Government Bond), Core Bond, New Jersey Tax-Free Income and International Bond Portfolios:

                              Report of Independent Accountants
                              (PricewaterhouseCoopers LLP) for the year ended September 30, 1997;

                              Schedules of Investments and Statements of Assets and Liabilities with respect to the International Bond and Tax-Free Income Portfolios - September 30, 1997;

                              Statements of Net Assets (all Portfolios except International Bond and Tax-Free Income Portfolios)
                              - September 30, 1997;

                              Statements of Operations for the year ended
                              September 30, 1997;

                              Statement of Cash Flows with respect to the Government Income Portfolio for the year ended September 30, 1997;

                              Statements of Changes in Net Assets for the years or periods ended September 30, 1997 and 1996 and for the periods ended March 31, 1996 for the Low Duration Bond (formerly the Short Government Bond) Portfolio and the Core Bond Portfolio and

                              January 31, 1996 for the International Bond and New Jersey Tax-Free Income Portfolios;

                              Financial highlights for all periods presented except for the periods ended June 30, 1995 and prior periods for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios;

                              Notes to Financial Statements.

                    (iv) With respect to the Low Duration Bond Portfolio (formerly the Short Government Bond Portfolio) and Core Bond Portfolio:

                              Report of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 as it relates to the Statement of Changes in Net Assets for the year ended June 30, 1995 and the Financial Highlights for the years or periods ended June 30, 1995, 1994 and 1993.

                    (v) With respect to The Multi-Sector Mortgage Securities Portfolio III:

                          Report of Independent Accountants
                          (PricewaterhouseCoopers LLP) for the year ended September 30, 1998;

                              Schedule of Investments - September 30, 1998;

                              Statement of Assets and Liabilities - September 30, 1998;

                              Statement of Operations for the year ended
                              September 30, 1998;

                              Statement of Changes in Net Assets for the years ended September 30, 1998 and September 30,
                              1997;

                              Financial highlights for all periods presented;

                              Notes to Financial Statements.

                    (vi)  With respect to the BlackRock Strategic Portfolio
                          I:

                          Report of Independent Accountants
                          (PricewaterhouseCoopers LLP) for the period ended September 30, 1998;

                              Schedule of Investments - September 30, 1998;

                              Statement of Net Assets - September 30, 1998;

                              Statement of Operations for the period ended
                              September 30, 1998;

                              Statement of Changes in Net Assets for the period ended September 30, 1998;

                              Financial highlights for all periods
                              presented;

                              Notes to Financial Statements.

                    (vii) With respect to The U.S. Large Company Series of The DFA Investment Trust Company:

                              Report of Independent Accountants
                              (PricewaterhouseCoopers LLP) for the fiscal year ended November 30, 1997;

                              Statement of Net Assets - November 30, 1997;

                              Statement of Operations for the year ended
                              November 30, 1997;

                              Statement of Changes in Net Assets for the years ended November 30, 1997 and November 30,
                              1996;

                              Financial Highlights for all periods
                              presented;

                              Notes to Financial Statements.

               (3) Included in Part B of the Registration Statement are the following unaudited financial statements with respect to the International Small Cap Equity Portfolio:

                              Schedule of Investments - February 28, 1998

                              Statement of Assets and Liabilities - February 28, 1998;

                              Statement of Operations for the period ended
                              February 28, 1998;

                              Statement of Changes in Net Assets for the period ended February 28, 1998;

                              Statement of Realized Gains and Losses for the period ended February 28, 1998;

                              Financial Highlights;

                              Notes to Financial Statements.

          (b)  Exhibits:

               (1)  (a)   Declaration of Trust of the Registrant dated December
                          22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to
                          Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit
                          (1)(b) of Post-Effective Amendment No. 33 to
                          Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to
                          Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996 ("Post-Effective Amendment No. 23").

                    (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to

                          Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

               (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

               (3)        None.

               (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998;
                          Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

               (5)  (a)   Investment Advisory Agreement between Registrant and
                          PNC Asset Management Group, Inc. relating to all
                          Portfolios except the Multi-Sector Mortgage Securities
                          Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's
                          Registration Statement on Form N-1A filed on May 30,
                          1996.

                    (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (d) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

                    (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

                    (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (k) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (l) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (o) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

                    (p) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Micro-Cap Equity Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (q) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Micro-Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(q) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (r) Form of Sub-Advisory Agreement between BlackRock, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                    (s) Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

                    (t) Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

               (6)  (a)   Distribution Agreement between Registrant and
                          Provident Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 33 to Registrant's
                          Registration Statement on Form N-1A filed on January
                          27, 1998.

                    (b) Form of Appendix A to Distribution Agreement between Registrant and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

                    (c) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit (6)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (d) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (7)        None.

               (8)  (a)   Custodian Agreement dated October 4, 1989 between
                          Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 33 to Registrant's

                          Registration Statement on Form N-1A filed on January 27, 1998.

                    (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (d) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

                    (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                    (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to

                          Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                    (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                    (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (9)  (a)   Form of Administration Agreement among Registrant,
                          BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(a) of Post-Effective
                          Amendment No. 37 to Registrant's Registration
                          Statement on Form N-1A filed on August 7, 1998.

                    (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to
                          Exhibit 9(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

                    (c) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (d) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (9)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (e) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc.

                          relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (f) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(h) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (g) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                    (h) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

                    (i) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit 9(q) of Post-Effective Amendment No. 27 to Registrant's

                          Registration Statement on Form N-1A filed on January 28, 1997.

                    (j) Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein.

               (10)       None.

               (11)       Consent of PricewaterhouseCoopers LLP.

               (12)       None.

               (13)  (a)  Form of Purchase Agreement between Registrant and
                          Registrant's distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2,
                          L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1,
                          L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2, A-3,
                          B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3,
                          M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1,
                          S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4,
                          F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4,
                          T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3,
                          X-1, X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-
                          2, AA-3, AA-4, AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-
                          3, A-5, B-4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4,
                          Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5,
                          H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5,
                          W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-
                          2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-
                          2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4, II-5, S-
                          6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3, KK-
                          4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is
                          incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                    (b) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

               (14)       None.

               (15)  (a)  Amended and Restated Distribution and Service Plan for
                          Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

               (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

               (17)       Financial Data Schedules are filed herewith.

               (18) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (24)  (a)  Registrant's Annual Reports for the Money Market,
                          Equity and Bond Portfolios, each dated September 30, 1997, are incorporated herein by reference to Registrant's filings including such Annual Reports filed on December 5, 1997 with respect to the Money Market Portfolios (Accession No. 0000935069-97-000209), and December 9, 1997 with respect to the Equity and Bond Portfolios (Accession Nos. 0000935069-97-000210 and 0000935069-97-000211).

                    (b) Registrant's Annual Report for the Multi-Sector Mortgage Securities Portfolio III, dated September 30, 1998, is incorporated herein by reference to Registrant's filing including such Annual Report filed on November 20, 1998 (Accession No. 0000930413-98-000993).

                    (c) Registrant's Annual Report for the BlackRock Strategic Portfolio I, dated September 30, 1998, is incorporated herein by reference to Registrant's filing including such Annual Report filed on November 20, 1998 (Accession No. 0000935069-98-000212).

                    (d) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1997 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on February 5, 1998 (Accession No. 0001047469-98-003623).

               (99)  (a)  Power of Attorney of David R. Wilmerding dated March
                          5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (b) Power of Attorney of William O. Albertini dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (c) Power of Attorney of Raymond J. Clark dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (d) Power of Attorney of Robert M. Hernandez dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to

                          Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (e) Power of Attorney of Anthony M. Santomero dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 26.  Number of Holders of Securities

          With regard to the classes of shares of the Registrant, the following information is as of September 30, 1998:

Portfolio                                         Institutional      Service       Investor A        Investor B       Investor C
---------                                         -------------      -------       ----------        ----------       ----------
Money Market                                           24              388            897                94                5
US Treasury Money Market                                4              134             80               N/A               N/A
Municipal Money Market                                  2              42              7                N/A                6
Ohio Municipal Money Market                             9               3              4                N/A               N/A
Pennsylvania Municipal Money Market                    28              31              39               N/A               N/A
North Carolina Municipal                               14               4              8                N/A               N/A
 Money Market
New Jersey Municipal Money Market                      10              57              19                2                N/A
Virginia Municipal Money Market                        12               2              3                N/A               N/A
Managed Income                                         33              11             898               271               N/A
Tax-Free Income                                        14              68             228                78                6
Ohio Tax-Free Income                                    4               2             113                35                2
Pennsylvania Tax-Free Income                            5              59            1,235              541                1
New Jersey Tax-Free Income                              1              869             44                31               N/A
Low Duration Bond                                      21              446             85                4                 3
Low Duration Bond/BlackRock Class                      10              N/A            N/A               N/A               N/A
Intermediate Bond                                      14             1,486           113                21               N/A
Intermediate Bond/BlackRock Class                       2              N/A            N/A               N/A               N/A

Portfolio                                         Institutional      Service       Investor A        Investor B       Investor C
---------                                         -------------      -------       ----------        ----------       ----------
Core Bond                                              26              512            260               759               17
Core Bond/BlackRock Class                               7              N/A            N/A               N/A               N/A
Intermediate Government                                18               3             340                6                 2
Government Income                                      N/A             N/A            321              1,233              28
International Bond                                      7              80             117               115               55
GNMA                                                    4               1              10                7                 1
Kentucky Tax-Free Income                                5               1              3                 1                 1
Delaware Tax-Free Income                                4               1              38                42                3
International Emerging Markets                         16              15             884               384                2
Large Cap Growth Equity                                30              420           2,449             1,688              52
Index Equity                                           24              548           2,658             5,418             2,125
Small Cap Value Equity                                 72              254           4,135             3,326              187
International Equity                                   30              346           2,903             1,439              16
International Small Cap Equity                          4               2             169               168                8
Balanced                                               16              87            6,803             3,876              15
Large Cap Value Equity                                 61             4,165          3,985             3,606              70
Small Cap Growth Equity                                193             515           6,078             5,190              455
Select Equity                                          36              12            3,340             4,518              72
Mid-Cap Value Equity                                   24               7             935              1,556              43
Mid-Cap Growth Equity                                  19               9             759               940               29
Micro-Cap Equity                                        4               5             886               923               124
Multi-Sector Mortgage                                   2              N/A            N/A               N/A               N/A
  Securities III
BlackRock Strategic I                                  13              N/A            N/A               N/A               N/A
BlackRock Strategic II                                  0              N/A            N/A               N/A               N/A

Item 27.       Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(c). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as
Exhibit 1(a) provides as follows:

         Indemnification of Trustees, Officers, Representatives and Employees.
         --------------------------------------------------------------------
    The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter
                                               ------
    as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties,

    provided that as to any matter disposed of by a compromise payment by such
    --------
    person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of
                              --------
    indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person
                                            --------
    shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders.  In case any Shareholder or former
         -------------------------------
    Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 28. Business and Other Connections of Investment Advisers

         (a) BlackRock Advisors, Inc. (formerly BlackRock, Inc.) is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 28 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

         (b) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) ("BIMC") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

         (c) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

         (d) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) ("BIL") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 29. Principal Underwriter


         (a)  Not applicable.

         (b) The information required by this Item 29 with respect to each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is incorporated by reference to Schedule A of FORM BD filed by BlackRock Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

          (c)  Not applicable.

Item 30.  Location of Accounts and Records


               (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

               (2) BlackRock Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 (records relating to its functions as distributor).

               (3) BlackRock Advisors, Inc. (formerly BlackRock, Inc.), 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and co-administrator).

               (4) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

               (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154; 30 South 17th Street, Philadelphia, Pennsylvania 19103; and 1600 Market Street, 29th Floor,

                    Philadelphia, Pennsylvania 19103 (records relating to its functions as investment adviser and sub-adviser).

              (6) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

              (7) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

              (8) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

              (9) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

              (10) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited), 7 Castle Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

              (11) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

              (12) PNC Bank Corp., 1600 Market Street, 28th Floor, Philadelphia, PA 19103 (Registrant's declaration of trust, code of regulations and minute books).

Item 31. Management Services

         None.

Item 32. Undertakings

    (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 25th day of November, 1998.


                         BLACKROCK FUNDS(SM)
                         Registrant



                         By /S/ Raymond J. Clark
                            ---------------------------------
                            Raymond J. Clark,
                            President and Treasurer
                            (Principal Executive Officer)


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

  Signature                     Title                         Date
  ---------                     -----                         ----
/S/ Raymond J. Clark            Trustee, President and
-------------------------       Treasurer                     November 25, 1998
(Raymond J. Clark)


*David R. Wilmerding, Jr.       Chairman of the Board         November 25, 1998
-------------------------
(David R. Wilmerding, Jr.)


*Anthony M. Santomero           Vice-Chairman of the
-------------------------       Board                         November 25, 1998
(Anthony M. Santomero)


*William O. Albertini           Trustee                       November 25, 1998
-------------------------
(William O. Albertini)


*Robert M. Hernandez            Trustee                       November 25, 1998
-------------------------
(Robert M. Hernandez)


*By:   /S/ Karen H. Sabath
       --------------------------------------
       Karen H. Sabath, Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.              Description
-----------              -----------

11                       Consent of PricewaterhouseCoopers LLP.

17                       Financial Data Schedules.